Agreement No. BQ20054
                                                                    Page 1 of 40

                              AGREEMENT NO. BQ20054


                                     BETWEEN


                                  PHONE 1, INC.

                                       AND


                        TELESECTOR RESOURCES GROUP, INC.

                                       FOR


                       1+ INTERNATIONAL SENT PAID SERVICE


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                                                           Agreement No. BQ20054
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                                TABLE OF CONTENTS

Section 1     Scope of Agreement
Section 2     Term of Agreement
Section 3     PHONE 1 Service Description
Section 4     PHONE 1 Obligations
Section 5     VERIZON Obligations
Section 6     Compensation
Section 7     Most Favored Nation
Section 8     Affiliate
Section 9     Non-Exclusive Market Rights
Section10     Specifications
Section 11    Hazardous Materials Compliance Provision
Section 12    Acceptance Tests
Section 13    Purchase Orders
Section 14    Shipping
Section 15    Audits
Section 16    Relationship of the Parties
Section 17    Warranties
Section 18    Disaster Recovery Plan
Section 19    Indemnification
Section 20    Impleader and Limited Liability of VERIZON
Section 21    Insurance
Section 22    Force Majeure
Section 23    Termination
Section 24    Separate Entity
Section 25    Government Requirements
Section 26    Advertisements
Section 27    Publicity and Disclosure
Section 28    Information and Intellectual Property
Section 29    Compliance with Laws
Section 30    Assignment
Section 31    Governing Law
Section 32    Non Waiver
Section 33    Severability
Section 34    Account Management/Single Point of Contact
Section 35    Notices
Section 36    Captions and Interpretations and Consents
Section 37    Gifts and Gratuities and Conflicts of Interest
Section 38    Quality Obligation
Section 39    Survival of Obligations
Section 40    Agency
Section 41    Remedies Cumulative
Section 42    Entire Agreement

Attachment A    Schedule of Charges
Attachment B    Service Level Agreement
Attachment C    Non Discrimination Compliance Undertaking

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                                                           Agreement No. BQ20054
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This Agreement ("Agreement") is entered by and between Telesector Resources
Group, Inc. d/b/a/ Verizon Network Services, a Delaware corporation with offices at 240 E. 38th Street, New York, NY 10016 on behalf of itself and for the benefit of its AFFILIATES as defined below (hereinafter called "VERIZON") and PHONE 1, Inc., a corporation existing under the laws of the state of Florida with offices located at 100 North Biscayne Blvd. 25th Floor, Miami, FL 33132 (hereinafter called "PHONE 1").

WHEREAS, VERIZON owns and operates Public Telephones throughout its service areas, and wishes to offer its customers comprehensive public telecommunications services through its Public Telephones, and,

WHEREAS, PHONE 1 provides One Plus (1+) Sent Paid International Calling and Customer Services (hereinafter "Services") and wishes to provide such Services, as further described below, to customers using VERIZON Public Telephones, and

WHEREAS, VERIZON is willing to allow PHONE 1to offer Services on selected VERIZON Public Telephones, and

WHEREAS, PHONE 1 is willing to pay VERIZON commissions and marketing fees for the use of Verizon Public Telephones, and

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

1.0      SCOPE OF AGREEMENT
         ------------------

Scope. This Agreement sets forth the terms and conditions that will govern the provision of PHONE 1 Services on VERIZON Public Telephones. Any estimates of the amount of usage of Services on the Public Telephones that VERIZON may have previously provided to PHONE 1 are not firm or binding unless otherwise specifically stated in this Agreement.

2.0       TERM OF AGREEMENT
          -----------------

Term This Agreement shall be effective as of the __ of July , 2002 (Effective Date") and will be in effect for a period of (36) months ("Initial Term"). VERIZON may, at its option, renew the Agreement twice for successive one (1) year extensions by providing notice of renewal to PHONE 1 e at least (60) days prior to the expiration date of the then current term.

3.0      PHONE 1 SERVICE DESCRIPTION
         ---------------------------

PHONE 1 Services provided under this Agreement will allow a caller to place international calls by dialing a 011 or 1+ on the selected Public Telephones through a connection to the PHONE 1 Platform. The Platform will answer through a voice response unit in English and Spanish. The Platform will advise caller on the length of the call and amount of deposit required. Once a caller deposits coins, the Platform shall complete the call. Caller may contact PHONE 1 Customer Service in English and/or Spanish by dialing a toll free number prominently displayed on the selected Public Telephones.

4.0      PHONE 1 OBLIGATIONS
         -------------------

4.1 Service Description. PHONE 1 will be responsible for making available to VERIZON's Public Telephone customers international telephone services at a prevailing market and in a professional manner consistent with the highest standards in the industry. PHONE 1 shall be capable of processing the anticipated volume of calls as determined by PHONE 1 in consultation with VERIZON. PHONE 1 shall

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initiate the customer's call within two (2) seconds after the final coin deposit. PHONE 1 agrees to provide Customer Service through a specific toll free access number, which it will maintain throughout the term of the Agreement and which may be posted on Public Telephone placards [] during the term of this Agreement. PHONE 1 shall be fully responsible for all facets of the Services provided, including customer service. Customer Service shall meet or exceed the service standards set forth in Attachment B. PHONE 1 shall provide Customer Services twenty-four hours per day and seven days a week (24x7), including but not limited to, call completion, rate quotes in dollars and cents or in minutes, complaint resolution, processing customer refunds and service usage guidance in both English and Spanish. PHONE 1 shall be responsible for all costs of providing the Services, including applicable charges for originating and terminating access.

4.2 Service Charges. PHONE 1 shall charge a caller approximately one dollar ($1) for the initial period of a call and such period may vary depending on the location of the number dialed. PHONE 1's schedule of charges is set forth in Attachment A to this Agreement. PHONE 1 shall notify VERIZON in writing at least forty-five (45) working days in advance of any change in Service Charges.. If VERIZON determines that any such change initiated by Phone 1 shall negatively affect customers or business operations, Verizon may choose to terminate the Agreement..

4.3      Equipment.
         ----------

         4.3.1 Handsets; PHONE 1 shall provide to VERIZON Telephone Handsets bearing a specific PHONE 1 advertisement (hereinafter "Yellow Handset") for each initially selected Public Telephone [ * ]. Each Yellow Handset shall meet the industry and VERIZON durability and performance specifications and be of no lesser quality than handsets presently used by VERIZON. Yellow Handsets shall be provided with either thirty-two inch (32") or fifty-four inch (54") hardwired armored cords. [ * ], PHONE 1 shall make Yellow Handsets available to VERIZON for [ * ] dollars ($[ * ]) per Yellow Handset with a thirty two inch (32") cord and for [ * ] dollars ($[ * ]) per Yellow Handset with a fifty four inch (54") cord. [ * ]

         4.3.2 Protel Chips. PHONE 1 shall provide to VERIZON, electronic chips for each initially selected Public Telephone manufactured by Protel Inc. [ * ], PHONE 1 shall make chips available to VERIZON for [ * ] dollars ($[ * ]) per chip. [ * ]

         4.3.3 Placards. PHONE 1 shall provide VERIZON with a sufficient number of placards advertising PHONE 1's Service to be placed on the selected Public Telephones. The specific language on the placards will be subject to VERIZON's approval, and Verizon will establish quality requirements for placards, to which PHONE 1 shall adhere. . PHONE 1 shall ship placards in quantities and to locations designated by VERIZON. PHONE 1 shall provide replacement placards as needed, free of charge, during the term of this Agreement.

         4.3.4 Definition. For the purpose of this Agreement, Yellow Handsets, Protel Chips and Placards are collectively referred to as "Equipment". Verizon shall return or will not use Protel chips upon termination of this agreement.

4.4 Use of Customer Information. PHONE 1 shall not use any customer information gathered or obtained during the course of this Agreement to market any other services or for any other purpose other than PHONE 1's performance of this Agreement.

4.5 Fraud Protection. PHONE 1 shall indemnify VERIZON against any caller fraud arising from or in connection with the Equipment and/or Services provided by PHONE 1 under this Agreement.

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5.0       VERIZON OBLIGATIONS
          -------------------

5.1 Public Telephone Selection. [ * ] [ * ] select a minimum of [ * ] ([ * ]) Public Telephones among which, approximately [ * ] ([ * ]) shall be located in [
* ] . All selected Public Telephones shall be "Smart Sets" manufactured by Protel, Quortec and/or any other manufacturer VERIZON may select. VERIZON recognizes that PHONE 1 needs to enter into separate agreements with telephone manufacturers in order to provide appropriate functionality to each type of the telephone. VERIZON shall not be a party to such agreements, and shall not be in any way responsible for PHONE 1's performance or non-performance under such agreements. VERIZON may deselect any Public Telephones from provision of the Service at its sole discretion and at any time with ten(10) calendar day notice to PHONE 1.

5.2 ANI Provision. VERIZON shall provide to PHONE 1 an accurate list of ANIs (Automatic Number Identifiers) for the selected Public Telephones in an electronic format prior to their installation in accordance with an agreed schedule.

5.3 Maintenance, Installation and Placement. VERIZON shall maintain all selected Public Telephones in accordance with its established practices. VERIZON shall be responsible for installing Equipment deemed necessary by the parties on the selected Public Telephones. VERIZON shall be responsible for placing Placards on the selected Public Telephones. VERIZON will coordinate with PHONE 1 on the number and locations of the selected Public Telephones to ensure that PHONE 1 can properly configure its network.

5.4 Collection and Remittance. VERIZON shall be responsible for coin collection on the selected Public Telephones and prompt remittance to PHONE 1 in accordance with Section 6, entitled "Compensation".

5.5 Special Features. VERIZON shall use all reasonable efforts to incorporate special dialing features in its Public Telephones, within the technological capability of such Public Telephones , as requested by PHONE 1 for customer service and special promotions. Should such special dialing, customer service and special promotional programs conflict with VERIZON's business operation VERIZON shall work with PHONE 1 to develop feasible alternatives.

6.0      COMPENSATION
         ------------

PHONE 1 shall compensate VERIZON for use of the selected Public Telephones for the Provision of Services as follows:

6.1 Caller's Original Deposit Commission. PHONE 1 shall pay VERIZON a commission of ([ * ]%) of the initial deposit made for each call. For instance, if the caller initially deposits one dollar ($1), VERIZON will receive a commission of [ * ] cents ($[ * ]).

6.2 Caller's Follow up Deposit . PHONE 1 shall pay VERIZON a commission of [ * ] percent ([ * ]%) of each additional deposit made after the initial deposit plus a flat fee of [ * ] ($[ * ]) for each additional deposit. For instance, if a caller continues the call and makes two (2) additional deposits of one dollar ($1) each, PHONE 1 shall pay VERIZON [ * ] ($[ * ]) as a percentage of the deposit and [ * ] ($[ * ]) in flat fees for a total commission of [ * ] ($[ * ]) on the additional deposits. All commissions shall be calculated from PHONE 1's gross revenue generated from Service calls originated from VERIZON Public Telephones. Commissions, without any deduction for fraud.

6.3 Reconciliation and Payment. An invoice containing usage data and amount due to Phone 1 for each calendar month shall be presented by PHONE 1 to VERIZON by the (15th) calendar day after the close of each calendar month. VERIZON shall promptly complete a review of the invoice and notify PHONE 1 of any

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discrepancy. All undisputed amounts due shall be remitted to PHONE 1 within 45 calendar days after VERIZON's receipt of the invoice ("ARI "). VERIZON shall use its best efforts to reduce the payment term to t 30 calendar days of ARI after six (6) months of Service. Such payment shall be made by hard copy check or Electronic Funds Transfer to PHONE 1's account. The parties shall promptly review any discrepancies and expeditiously attempt resolution.

7.0      [ * ]
         -----


8.0      AFFILIATE
         ---------

8.1 References in this Agreement to VERIZON's "AFFILIATES means, at any time, any corporation, person or other entity that: (a) at such time, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Telesector Resources Group, Inc. d/b/a/ Verizon Network Services ("VNS") ; or (b) that beneficially owns or holds, directly or indirectly, 20% or more of any class of voting or equity interests of VNS or any subsidiary or any corporation of which VNS, its parent, subsidiaries or affiliates beneficially own or hold, in the aggregate, directly or indirectly, 20% or more of any class of voting or equity interests; or (c) that provides Public Telephones under the "Verizon" trade name including but not limited to the local exchange companies owned by Verizon Communications Inc. and its subcontractors for the provision of Public Telephones. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation, person or other entity whether through the ownership of voting securities, or by contract or otherwise.

8.2 VERIZON may direct that Services be provided directly to a VERIZON AFFILIATE. A VERIZON AFFILIATE that obtains Services directly under this Agreement shall be entitled to all of the rights and benefits afforded to VERIZON under this Agreement and may enforce this Agreement in its own name.

9.0    NON-EXCLUSIVE MARKET RIGHTS
       ---------------------------

It is expressly understood and agreed that this Agreement neither grants to PHONE 1 an exclusive privilege to sell or provide any or all Services or Equipment of the type described in this Agreement which VERIZON may select, nor does it require the purchase of any Services or Equipment from PHONE 1 by VERIZON. PHONE 1 understands and agrees that VERIZON is free to and may contract with others for the provision of comparable Services.

10.0     SPECIFICATIONS
         --------------

10.1 Specifications. PHONE 1 shall perform all Services in compliance with the highest standards of the industry, all government standards and specifications, as well as any standards and specifications that PHONE 1 has published (unless previously rejected by VERIZON).

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10.2 Nonconformity. If at any time (including after PHONE 1 has performed the functions set forth in this Agreement), PHONE 1 discovers that the functions PHONE 1 performed under this Agreement were not in compliance with this Agreement or that the manner in which such functions were performed could pose a threat to the health or safety of any person, the environment, any VERIZON property, PHONE 1 shall, in addition to any other remedy permitted by this Agreement or by law, promptly notify VERIZON and remedy the nonconformity

11.0   HAZARDOUS MATERIALS COMPLIANCE PROVISION
       ----------------------------------------

PHONE 1 represents and warrants that all Equipment provided hereunder will be packaged, labeled, handled and shipped in accordance with all applicable federal, state, county and local laws, rules, regulations, orders and other lawfully mandated requirements. This obligation shall include but not be limited to compliance with the following:

(a) all product labeling and other requirements imposed by the Occupational Safety and Health Act of 1970 (OSHA), as amended, and all regulations adopted pursuant thereto, including the Hazard Communication Standard regulations;

(b) all requirements of the Hazardous Material Transportation Act, the Toxic Substance Control Act, as amended, the Federal Insecticide, Fungicide and Rodenticide Act (FIFRA).

Every container must bear a label indicating the following:

(a) name of the product;

(b) chemical name and Chemical Abstracts Service (CAS) number of the five (5) most predominant substances in a container, whether they are hazardous or non-hazardous;

(c) chemical name and CAS number for all hazardous substances constituting greater than one percent (1%) of the product (or greater than 0.1% for carcinogens, mutagens, and teratogens);

(d) appropriate hazard warnings; and,

(e) the name and address of the manufacturer, importer, or other responsible Party.

The label must be a sign, emblem or sticker of durable nature affixed to or stenciled onto every individual item package. Labels must be in English, easy to read, not obscured, and prominently displayed on every individual item package.

In addition, PHONE 1 agrees to furnish VERIZON on or before the date of delivery of Equipment, and thereafter upon request of VERIZON, a copy of the applicable Material Safety Data Sheet(s) (MSDS) for all Equipment provided hereunder, in accordance with the OSHA requirements cited above. In the Event of any change in the composition of the Equipment during the course of the Agreement, PHONE 1 shall provide VERIZON an updated MSDS and PHONE 1 must update the product label accordingly.

PHONE 1 agrees to defend, indemnify and hold harmless VERIZON for any loss, damage, penalty, fine or liability (including any costs and attorney's fees) sustained because of PHONE 1's noncompliance with this Section.

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12.0      ACCEPTANCE TESTS
          ----------------

12.1 Tests and Acceptance Equipment to be installed shall be subject to acceptance as follows: VERIZON shall be granted up to a (30) day period (Acceptance Period) to test conformance with Specifications. Invoice payment shall not constitute acceptance. In the event of non-acceptance, a Notice of Defects shall be issued by VERIZON and PHONE 1 should promptly correct such defects. Upon completion of such corrective action by PHONE 1, VERIZON shall have the opportunity to retest Equipment.

13.0     PURCHASE ORDERS
         ---------------

13.1 PO Contents. VERIZON shall purchase Yellow Handsets by issuing a PO that references this Agreement and sets forth the quantity of Yellow Handsets being ordered; the time and place of delivery; the PO number; the date of the PO; the billing and delivery addresses; the required delivery date(s); the name and telephone number of the person to contact regarding shipping instructions; and any special terms and conditions relevant to the particular PO. (Special terms are those that are not preprinted. See the Section below entitled "ENTIRE AGREEMENT".) PHONE 1agrees that it will accept or reject any PO issued by VERIZON under this Agreement within ten (10) days of receipt. PHONE 1further agrees that if VERIZON does not receive a rejection from PHONE 1of a PO within this ten (10) day period, VERIZON may consider such failure as an acceptance of the PO.

13.2 Right to Cancel. VERIZON may, by giving PHONE 1written notice, cancel all or part of a PO at any time prior to delivery of the Yellow Handsets. VERIZON's liability to PHONE 1 for the entire transaction shall be limited to reasonable non-recoverable out-of-pocket expenses that PHONE 1 incurred as a result of PHONE 1's receipt of the PO and its full or partial cancellation.

 13.3 Change Order. VERIZON may, by issuing a written document labeled as a "Change Order", make changes to a PO. If any change required by a Change Order alters the value of the Equipment ordered, PHONE 1 shall promptly notify VERIZON and PHONE 1shall adjust the price accordingly. If the amount of the price adjustment is not specified in this Agreement, then the amount of any change in price caused by the adjustment may be no greater than PHONE 1's reasonable documentable increased costs and expenses. PHONE 1shall notify VERIZON within three (3) business days of PHONE 1's receipt of a Change Order if the Change Order will cause an increase in price. VERIZON may, at its discretion, agree to the changed price or withdraw the underlying Change Order.

14.0      SHIPPING
          --------

14.1 Packing Memo; Shipping Papers. PHONE 1 shall enclose a packing memorandum with each shipment. If PHONE 1 ships more than one package, PHONE 1 shall clearly mark the package containing the memorandum. PHONE 1 shall prominently label each packing memorandum, shipment paper and package with the shipment

14.2 Title; Risk of Loss. Title to the Equipment shall pass at the FOB point. However, PHONE 1 shall bear the risk of loss until VERIZON receives and accepts the Equipment at the designated ship-to location.

14.3 No Waiver Neither the right of VERIZON to inspect Equipment nor its failure to inspect Equipment prior to acceptance shall affect any rights of VERIZON under any provision of this Agreement

15.0     AUDITS
         ------

Records. PHONE 1 shall maintain, in accordance with standard recognized accounting practices, accurate and complete records that enable PHONE 1 to demonstrate full compliance with this Agreement. These

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records shall be maintained for a period of six (6) years after this Agreement expires or terminates. PHONE 1 shall allow VERIZON and its authorized agents and representatives to audit these records, during normal business hours, at any time during the term of this Agreement and the six (6) year period after this Agreement. VERIZON shall be entitled to a payment for all amounts that the audit report finds PHONE 1 owes to VERIZON. VERIZON shall bear the cost of these audits unless it is determined that PHONE 1 invoiced VERIZON incorrectly during the period of time for which the records were audited in which case PHONE 1 will bear the cost of audit.

16.0     RELATIONSHIP OF THE PARTIES
         ---------------------------

16.1 Independent Contractor. The parties shall perform the functions set forth in this Agreement as independent contractors, and not as employees, joint venturers, partners or agents of the other. PHONE 1 shall not make any representation to the contrary to any person. PHONE 1 may not bind, or attempt to bind, VERIZON or any VERIZON Affiliate to any obligation with any third parties. In all of PHONE 1's activities under this Agreement, PHONE 1 shall act consistently with PHONE 1's status as an independent contractor. VERIZON does not and will not have actual, potential, or any other control over PHONE 1, or PHONE 1's employees or agents, except as is otherwise expressly set forth in this Agreement. PHONE 1 shall be entirely responsible for its actions.

16.2 PHONE 1's Labor Relations. PHONE 1 shall be responsible for PHONE 1's own labor relations with any labor organization and PHONE 1 shall not purport to bind VERIZON (including VERIZON Affiliates) to any labor union. PHONE 1 is responsible for supervising and directing the work of PHONE 1's employees and contractors and for ensuring that all of PHONE 1's employees, contractors and subcontractors comply with the terms and conditions of this Agreement.

16.3 PHONE 1's Employees. PHONE 1 is responsible for assuring that all of PHONE 1's employees are paid on a timely manner. PHONE 1 is also responsible for withholding or causing PHONE 1's subcontractors (if any) to withhold, all Federal, state and local income, social security, unemployment, excise, payroll and all other taxes or charges required by law to be withheld from compensation of such individuals performing Services. PHONE 1 is also responsible for all employment taxes and withholdings. PHONE 1 shall timely pay or cause to be paid such taxes or charges to the appropriate governmental agencies. PHONE 1 is also responsible for all workers' compensation benefits, premiums and other similar charges. Persons furnished by PHONE 1 under this Agreement shall not be entitled to any benefits that VERIZON provides to its own employees and PHONE 1 shall indemnify VERIZON against any claims alleging that any of PHONE 1's employees or contractors are employees of VERIZON or are entitled to VERIZON benefits.

17.0     WARRANTIES
         ----------

17.1 PHONE 1 Warranties. PHONE 1 warrants that its will perform the Agreement in a professional and workmanlike manner in full accordance with this Agreement, applicable laws and the highest standards of the industry. It further warrants that it will provide its Services in accordance with the Service Level Agreement set forth in Attachment A. PHONE 1 warrants that no product, material or service PHONE 1 provides will result in a third party's intellectual or other right being infringed. If any Equipment is supplied in PHONE 1's performance of this Agreement, PHONE 1 warrants that they are free from defects in materials and workmanship and they are merchantable and fit for their intended uses. These warranties are in addition to all other warranties, express, implied or statutory.

17.2 Breach of Warranty. VERIZON may, without limiting any of its other rights under this Agreement or at law, require PHONE 1, at PHONE 1's expense, to reperform functions and replace Equipment which do not meet an applicable warranty. PHONE 1 shall also be responsible for any costs, expenses, and

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damages, whether direct, indirect or consequential, which result from the failure of the Equipment or service to comply with any of the warranties.

18.0       DISASTER RECOVERY PLAN
           ----------------------

PHONE 1 and other party(s) providing Services under contract with PHONE 1 shall develop and maintain a Disaster Recovery Plan with respect to the critical components of the Services. The specific details of such Disaster Recovery Plan shall be made available to VERIZON in writing within thirty (30) days after execution of this Agreement.


19.0      INDEMNIFICATION
          ---------------

Indemnification. PHONE 1 agrees to indemnify, defend and hold VERIZON and VERIZON Affiliates harmless against any losses, damages, liabilities, claims or demands (including all costs, expenses and reasonable attorneys' fees on account thereof or in connection with any investigation or preparation related thereto or the enforcement of the indemnification provisions of this Agreement) (collectively, the "Indemnified Amounts") that may be made as a result of PHONE 1's actual or alleged acts or omissions including, but not limited to, claims made: (i) by anyone for infringement of any trademark, copyright, patent, trade secret or other intellectual property right relating to the Services or functions performed by PHONE 1 or materials provided, developed, authored or originated by PHONE 1; (ii) by anyone for injuries (including death) to persons or damage to property (including theft) or other cause of action resulting from PHONE 1's acts or omissions or those of persons furnished by PHONE 1 while performing work pursuant to this Agreement or in connection with materials furnished by PHONE 1 pursuant to this Agreement; (iii) by persons furnished by PHONE 1 or any subcontractors based on employment contract, or federal, state or local laws prohibiting discrimination in employment, or (iv) by persons furnished by PHONE 1 or any subcontractors under worker's compensation or similar acts; (v) in connection with the Services or functions performed by PHONE 1 and materials provided by PHONE 1 under this Agreement, or resulting directly or indirectly from the Services or functions performed by PHONE 1 under this Agreement whether caused by the negligence of PHONE 1 or anyone acting on behalf of PHONE 1; or (vi) under any federal securities laws, or under any other statute, at common law or otherwise, arising out of or in connection with the Services or functions performed by PHONE 1 or materials provided by PHONE 1 under this Agreement or any information obtained in connection with the performance hereunder. VERIZON agrees to notify PHONE 1 of any written claims or demands against VERIZON for which PHONE 1 is responsible hereunder and VERIZON shall be entitled, at its option if dissatisfied with PHONE 1's handling thereof, to assume the defense or settlement of any such claim. PHONE 1 shall promptly reimburse VERIZON for Indemnified Amounts as they are incurred.

20.0       IMPLEADER AND LIMITED LIABILITY OF VERIZON
           ------------------------------------------

20.1 No Impleader. PHONE 1 agrees not to implead or bring any action against VERIZON (including VERIZON Affiliates), its successors, assigns, employees or officers based on any claim (i) by any VERIZON (or any VERIZON Affiliate) employee for personal injury or death that occurs in the course or scope of employment of such person or (ii) by any person furnished by PHONE 1 under this Agreement based on employment contract, or federal, state or local laws prohibiting discrimination in employment.

20.2 VERIZON Liability Limitation. PHONE 1 also agrees that neither VERIZON nor any VERIZON Affiliate shall be liable for any consequential, special, indirect, incidental, punitive or exemplary damages for any acts or failure to act under this Agreement.

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21.0       INSURANCE
           ---------

21.1 Insurance Requirements. PHONE 1 shall secure and maintain at its expense during the term of this Agreement (i) Workers' Compensation- Statutory limits and Employers Liability with limits of not less than $1,000,000; (ii) Commercial General Liability insurance, including but not limited to, products liability and completed operations, contractual liability, independent contractor, for a combined single limit of no less than $2,000,000 per occurrence for bodily injury and property damage with a minimum policy aggregate of $4,000,000; (iii) Comprehensive Automobile Liability insurance covering all owned, non-owned and hired vehicles for a minimum combined single limit of $2,000,000 per occurrence; and (iv) Professional Liability insurance, including but not limited to intellectual property coverage, in a minimum amount of $5,000,000 per occurrence. All insurers must be licensed to do business in the state in which the work is performed and must have Best's Rating "AX" or better. PHONE 1 agrees to include Telesector Resources Group Inc. and VERIZON as additional insured(s) on (ii, iii, iv) and deliver a certificate of insurance evidencing the above prior to the work being performed. It is also agreed that the above insurance coverage is primary and must be kept in force during the term of this Agreement. Furthermore, VERIZON must receive at least thirty (30) days' notice of cancellation or modification of the above insurance.

21.2 No Limitation. PHONE 1 is responsible for determining whether the above minimum insurance coverages are adequate to protect its interests. The above minimum coverages do not constitute limitations upon PHONE 1's liability.

22.0     FORCE MAJEURE
         -------------

22.1 Not Liable. Neither party shall be liable for defaults or delays due to any causes (such as strikes, wars, acts of sabotage or natural disasters) that are beyond its control and that are not due to its acts or omissions (Force Majeures).

22.2 Notice and Options for Other Party. Each party shall promptly notify the other in case of a Force Majeure occurrence within five (5) days after the beginning thereof, and the party receiving notice may, by providing notice to the other party at any time during the period covered by the Force Majeure, extend the time for performance, or cancel all or any unperformed part, of this Agreement.

23.0       TERMINATION
           -----------

VERIZON Right to Terminate. VERIZON may terminate this Agreement in whole or in part as follows: (i) immediately upon notice in response to regulatory or legal concerns; (ii) immediately upon notice in response to any concerns that activities under this Agreement may endanger the health or safety of a person, the environment or VERIZON property; (iii) at any time due to negative financial business impact on Verizon, at Verizon's sole determination, upon thirty (30) days notice; or (iv) immediately upon notice for cause as follows: (a) for failure to perform including performance below service level agreements set forth in this Agreement in Attachment B, industry standards, and/or quality requirements, if VERIZON first gave PHONE 1 notice of breach and an opportunity to cure in seven (7) days, or (b) based on VERIZON's belief that PHONE 1 has engaged in illegal, criminal or fraudulent conduct in connection with Services performed or to be performed or Equipment provided or to be provided by PHONE 1 under this Agreement, or (c) the failure to pay its subcontractors or employees providing Services, functions, or materials, under this Agreement, or (d) a change in control, or liquidation or insolvency of PHONE 1 (e) VERIZON desire to offer the same or similar service in its own or in its Affiliates' name.

24.0       SEPARATE ENTITY
           ---------------

In the event that control of PHONE 1 should transfer through acquisition or merger with a competitor of VERIZON, and VERIZON should elect not to terminate this Agreement, PHONE 1 agrees to insure that

                                                           Agreement No. BQ20054
                                                                   Page 12 of 40

Services contracted hereunder will continue to be provided by a PHONE 1's separate legal entity from the VERIZON competitor, with all PHONE 1 parties providing the Services provision separated from the operation of the competitor. PHONE 1 shall safeguard all VERIZON information from the VERIZON competitor in the same manner that PHONE 1 safeguards them from any other party. VERIZON shall determine in its sole discretion if the party acquiring control of PHONE 1 deems to be a VERIZON competitor.

25.0      GOVERNMENT REQUIREMENTS
          -----------------------

PHONE 1 Obligation. PHONE 1 agrees to comply with the Non-Discrimination Compliance Undertaking set forth in Exhibit B.

26.0      ADVERTISEMENTS
          --------------

26.1 Prohibitions and Restrictions. PHONE 1 shall not, without the prior written consent of VERIZON, advertise or publish the fact that PHONE 1 has entered into this Agreement with VERIZON without the advance written consent of VERIZON.

26.2 Additional Advertising and Promotions. Each party may offer additional promotions as mutually agreed between the parties throughout the term of this Agreement, but neither party shall be required to offer additional promotions

27.0      PUBLICITY AND DISCLOSURE
          ------------------------

PHONE 1 agrees that it shall not use in advertising, or publicity or other public disclosures, any information concerning this Agreement or disclose the terms and conditions of this Agreement without the prior written consent of VERIZON unless required by a court of competent jurisdiction, governmental agency, or by law or regulation, in which case PHONE 1 shall provide VERIZON with notification of such requirement for disclosure as soon as practicable following receipt of the demand for disclosure.

28.0     INFORMATION AND INTELLECTUAL PROPERTY
         -------------------------------------

28.1 Information Defined. The term "Information" includes: programs and related documentation; specifications, telephone ANI and usage information, CDRs, drawings, models, marketing and business data and plans; works of authorship and other creative works; and ideas, knowledge and know-how. Information may be transmitted in writing (or other tangible form) or orally.

28.2 No PHONE 1 Confidential Information. No Information PHONE 1 provides to VERIZON (even if labeled or otherwise designated as proprietary or confidential) shall be considered by either party to be confidential or treated by VERIZON as being confidential or proprietary to PHONE 1.

28.3 VERIZON Information. Information that VERIZON furnishes to PHONE 1 or VERIZON Information that PHONE 1 otherwise comes into contact with under this Agreement will remain VERIZON property. PHONE 1 will return such Information to VERIZON upon termination of the Agreement or at VERIZON's earlier request. Unless such Information was previously known to PHONE 1 free of any obligation to keep it confidential or is made public by VERIZON or a third party without breach of any agreement, PHONE 1 will keep the Information confidential and use it only in performing this Agreement.

                                                           Agreement No. BQ20054
                                                                   Page 13 of 40

28.4 NO PHONE 1 Licenses. VERIZON does not grant PHONE 1 any license, express or implied, under any patent, copyright, trademark, trade secret or otherwise, except for the sole purposes of PHONE 1's performance of this Agreement.

29.0      COMPLIANCE WITH LAWS
          --------------------

29.1 PHONE 1 Obligations. PHONE 1 agrees, in connection with the performance of this Agreement, to comply with all applicable federal, state or local laws and regulations, including, but not limited to, all applicable requirements of the Fair Labor Standards Act, as amended, and of regulations and orders of the United States Department of Labor issued thereunder, the Federal Occupational Safety and Health Act and with all rules and regulations issued thereunder, and the Foreign Corrupt Practices Act of 1977, as amended. PHONE 1 agrees that it will not discriminate against any employee or applicant for employment on account of race, color, religion, sex, disability or national origin and will comply with the terms of the Non-Discrimination Compliance Undertaking attached as Attachment C hereto and made a part of this Agreement. PHONE 1 has, and shall maintain during the term of this Agreement, all known permits or other appropriate records that may be required by law. Notwithstanding any other provisions of this Agreement, PHONE 1 shall not export, directly or indirectly (including to foreign nationals present in the United States), any United States source technical data to any country outside the United States which export may be in violation of the United Stated Export Control Laws and Regulations.

29.2 PHONE 1 Responsibility. PHONE 1 shall take full responsibility either directly or through the third party(s)] for complying with all tariffing and other regulatory requirements that apply to the Services in all state and federal jurisdictions and shall comply with all local, state and federal ordinances, rulings and laws.

29.3 VERIZON Responsibility VERIZON shall pay all appropriate state and federal telecommunications taxes on collected revenue and complying with all local, state and federal ordinances, rulings and laws.

30.0      ASSIGNMENT
          ----------

30.1 No PHONE 1 Assignment. PHONE 1 may not assign any right or interest under this Agreement (excepting moneys due or to become due) or delegate any work or other obligation owed by PHONE 1 under this Agreement without first obtaining the written permission of VERIZON, which VERIZON may refuse in its sole discretion. Any attempted assignment or delegation in contravention of this section shall be void and ineffective. Any assignment of money shall be void and ineffective to the extent that: (1) PHONE 1 fails to provide VERIZON at least thirty (30) days prior written notice of such assignment; and (2) such assignment attempts to impose upon VERIZON obligations to the assignee additional to the payment of such money, or to preclude VERIZON from dealing solely and directly with PHONE 1 in all matters pertaining to the Agreement including, but not limited to, the negotiation of amendments or the settlement of charges due.

30.2 VERIZON Assignment. VERIZON may freely assign all or part of this Agreement.

31.0     GOVERNING LAW
         -------------

State Law and Forum. The validity, interpretation and performance of this Agreement shall be governed by the procedural and substantive laws of the State of New York without regard to conflicts of laws. All actions under this Agreement shall be brought in a court of competent subject matter jurisdiction in the County of New York in the State of New York and both parties agree to accept the personal jurisdiction of such court.

                                                           Agreement No. BQ20054
                                                                   Page 14 of 40

32.0      NON-WAIVER
          ----------

 No Waiver. No course of dealing or failure of either party to strictly enforce any of the terms and conditions of this Agreement shall be construed as a waiver of the future performance of that term or condition.

33.0      SEVERABILITY
          ------------

Unenforceable Terms Severed. In the event that one or more provisions contained in this Agreement are for any reason held to be unenforceable in any respect, such unenforceability shall not affect any other term or condition of this Agreement and this Agreement shall be construed as if the unenforceable provision was not contained in this Agreement.

34.0      ACCOUNT MANAGEMENT/SINGLE POINT OF CONTACT
          ------------------------------------------

34.1 Single Point of Contact. PHONE 1 and VERIZON shall each designate a manager to act as a single point of contact for their respective companies for all issues, including, but not limited to performance of Services, adherence to service level agreements, reporting and problem resolution. PHONE 1 and VERIZON representatives shall meet as needed to discuss significant issues and service improvement plans.

34.2 Emergency Notification. PHONE 1 and VERIZON will establish and adhere to emergency notification procedure to be used during the Service outage conditions.

35.0     NOTICES
         -------

Method. All notices and other communications made under this Agreement shall be effective when received by the other party at the address set forth below. Notices must be sent by certified or registered mail (return receipt requested) or via email set forth below with confirmation of receipt. The parties may, by providing seven (7) days' written notice, modify the addresses set forth below.

Notices to VERIZON shall be sent to:
         Jeanne Ronan
         Corporate Sourcing
         240 E. 38th St.
         New York, NY 10016
         Jeanne.e.ronan@verizon.com

And
         Susan M. Hannah
         Public Communications Marketing
         13100 Columbia Pike
         Floor 3,D32
         Silver Spring, MD 20904
         Susan.m.hannah@verizon.com

Notices to PHONE 1 shall be sent to:
         Nat Brennan
         100 Biscayne Boulevard
         25th Floor
         Miami, FL 33132
         Nbrennan@phone1.com

                                                           Agreement No. BQ20054
                                                                   Page 15 of 40

36.0     CAPTIONS AND INTERPRETATIONS AND CONSENTS
         -----------------------------------------

36.1 Convenience Only. The captions of sections in this Agreement are for convenience only and may not accurately or fully describe all of the requirements of a section. The captions do not limit or modify the terms of this Agreement or any section of this Agreement.

36.2 Reasonable Consent. Whenever the provisions of this Agreement require one party to obtain the permission or consent of the other party, unless specified otherwise, the party from whom the consent or permission is needed must act reasonably in granting or withholding such consent.

37.0     GIFTS AND GRATUITIES AND CONFLICTS OF INTEREST
         ----------------------------------------------

37.1 Certification. PHONE 1 certifies that, to the best of PHONE 1's knowledge and belief, no economic, beneficial, employment or managerial relationship exists between PHONE 1 and any employee of VERIZON or VERIZON Affiliates, or between PHONE 1 and any relative of an employee of VERIZON or any VERIZON Affiliates, which would tend in any way to influence such employee in the performance of his or her duties on behalf of VERIZON or VERIZON Affiliates in connection with the awarding, making, amending or making determinations concerning the performance of this or any other agreement.

37.2 No Gratuities. The exchange or offering of any money, gift item, personal service, entertainment or unusual hospitality by PHONE 1 to VERIZON and VERIZON Affiliates is expressly prohibited. This prohibition is equally applicable to both party's officers, employees, agents or immediate family members. Any violation of this provision constitutes a material breach of this Agreement.

37.3 VERIZON Right To Terminate. VERIZON may, by written notice to PHONE 1, terminate PHONE 1's right to proceed under this Agreement without any liability whatsoever on the part of VERIZON if VERIZON finds:

(a) that PHONE 1 has violated the certification contained in this section regarding any conflict of interest; or

(b) that gratuities (as discussed in this section) were offered or given by PHONE 1, or any of PHONE 1's agents or representatives, to any officer or employee of VERIZON or VERIZON Affiliates awarding, making, amending an agreement or securing favorable treatment with respect to the performance of such agreement.

37.4 Remedies. In the event this Agreement is terminated as provided in this section, VERIZON shall be entitled to pursue the same remedies against PHONE 1 as it could pursue in the event of a breach of the Agreement by PHONE 1.

37.5 Cumulative Remedies. The rights and remedies of VERIZON in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this Agreement.

38.0 QUALITY OBLIGATION
     ------------------

38.1 Quality Commitment. Quality is a process of assuring conformance to each and every term, condition and specification of this Agreement. PHONE 1 agrees that its commitment to quality and the processes it has in place to fulfill this commitment with respect to Services provided by PHONE 1 are primary and material

                                                           Agreement No. BQ20054
                                                                   Page 16 of 40

requirements of this Agreement. In addition to any other rights or remedy available to VERIZON under this Agreement, VERIZON reserves the right to assure, throughout the term of this Agreement, PHONE 1's continued commitment to quality and PHONE 1 agrees to take appropriate steps, as noted by VERIZON, to improve PHONE 1's commitment to quality.

38.2 PHONE 1 Quality Complaints. In the event VERIZON determines that Services or Equipment furnished by PHONE 1 hereunder do not perform in a satisfactory manner or is unsatisfactory in other respects, VERIZON shall issue a PHONE 1 Quality Complaint in writing to notify PHONE 1. PHONE 1 shall provide an acknowledgment to VERIZON within ten (10) calendar days of receipt. Within twenty (20) calendar days the PHONE 1 shall provide a final report specifying , as required, the change in process required to address VERIZON's Complaint. The report will include the root cause of the Complaint, condition and a plan for immediate corrective action to correct the Complaint, and a long term plan to ensure continued service quality is provided.

Nothing herein shall obviate PHONE 1's obligations under the clause entitled "WARRANTY"

39.0     SURVIVAL OF OBLIGATIONS
         -----------------------

Continue Beyond Agreement. PHONE 1's obligations under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, shall survive termination, cancellation or expiration of this Agreement.

40.0      AGENCY
          ------

Nothing contained herein shall be construed to create any agency, joint venture, or partnership between the Parties.

41.0      REMEDIES CUMULATIVE
          -------------------

Except as otherwise stated herein, the remedies set forth in this Agreement are in addition to and not in limitation of the rights and remedies of the parties that may be available at law, in equity, or otherwise.

                                                           Agreement No. BQ20054
                                                                   Page 17 of 40

42.0      ENTIRE AGREEMENT
          ----------------

Entirety. This Agreement, including all attachments, constitutes the entire agreement between the parties regarding the subject matter addressed and shall not be modified or rescinded, except by a writing signed by PHONE 1 and VERIZON. All provisions on PHONE 1's forms shall be deemed rejected by VERIZON, void and of no effect. The provisions of this Agreement supersede all prior oral and written quotations, agreements, and understandings of the parties with respect to the subject matter of this Agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.



------------------------                     -------------------------------
PHONE 1, INC.                                Telesector Resources Group, Inc.
                                             (a VERIZON company)
                                                              .

By_______________________                    By ______________________

Name ____________________                    Name_____________________

Title ___________________                    Title ___________________

Date ____________________                    Date ____________________

                                                           Agreement No. BQ20054
                                                                   Page 18 of 40


                                                                  Attachment A

                               SCHEDULE OF CHARGES

------------------------------------------------------------------------------------------------------------------
  INDX  CNTRY                    CITY CODES                        COUNTRIES             MIN. 50      4
   #    CODES                                                                             Except.
------------------------------------------------------------------------------------------------------------------
   1       1                            403
                ,780,250,204,506,709,902,306,604,867,416,          Canada                  [ * ]
                      418,514,519,613,819,705,807,905
------------------------------------------------------------------------------------------------------------------
   1     1-242                                                     Bahamas                 [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-246                                                     Barbados                [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-264                                                     Anguilla                [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-268                                                     Antigua                 [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-284                                                     British Virgin          [ * ]
                                                                   Islands
------------------------------------------------------------------------------------------------------------------
   1     1-340                                                     US Virgin Islands       [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-345                                                     Cayman Islands          [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-441                                                     Bermuda                 [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-473                                                     Grenada                 [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-649                                                     Turks & Caicos          [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-664                                                     Montserrat              [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-758                                                     ST. Lucia               [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-767                                                     Dominica                [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   ST.                     [ * ]
   1     1-784                                                     Vincent-Grenadines
------------------------------------------------------------------------------------------------------------------
                                                                   ST.
                                                                   Vincent-Grenadines      [ * ]
   1     1-784                                                     (Cell)
------------------------------------------------------------------------------------------------------------------
   1     1-787                                                     Puerto Rico             [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-809                                                     Dominican Rep.          [ * ]
------------------------------------------------------------------------------------------------------------------
                                     227, 219                      Dominican Rep.          [ * ]
   1     1-809                                                     (Cell)
------------------------------------------------------------------------------------------------------------------
   1     1-868                                                     Trinidad & Tobago       [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Trinidad & Tobago       [ * ]
   1     1-868                                                     (Cell)
------------------------------------------------------------------------------------------------------------------
   1     1-869                                                     ST. Kitts/Nevis         [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-876                                                     Jamaica                 [ * ]
------------------------------------------------------------------------------------------------------------------
   1     1-876                                                     Jamaica (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   1                                                               USA                     [ * ]
------------------------------------------------------------------------------------------------------------------
   2      20                                                       Egypt                   [ * ]
------------------------------------------------------------------------------------------------------------------
                                       30-39                       Egypt  -                [ * ]
   2      20                                                       Alexandria
------------------------------------------------------------------------------------------------------------------
   2      20                           20-29                       Egypt - Cairo           [ * ]
------------------------------------------------------------------------------------------------------------------
   2      20                          10, 12                       Egypt (Cell)            [ * ]
------------------------------------------------------------------------------------------------------------------



                                                           Agreement No. BQ20054
                                                                   Page 19 of 40

------------------------------------------------------------------------------------------------------------------
   2      27                                                       South Africa            [ * ]           1
------------------------------------------------------------------------------------------------------------------
   2      27                            21                         South Africa -          [ * ]
                                                                   Cape Town
------------------------------------------------------------------------------------------------------------------
   2      27                            11                         South Africa -          [ * ]
                                                                   Johannesburg
------------------------------------------------------------------------------------------------------------------
                                       81-83                       South Africa            [ * ]
   2      27                                                       (Cell)
------------------------------------------------------------------------------------------------------------------
   2      27                            31                         South Africa,           [ * ]
                                                                   Durban
------------------------------------------------------------------------------------------------------------------
   2      212                                                      Morocco                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      212                            1                         Morocco (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
                                         2                         Morocco,                [ * ]
   2      212                                                      Casablanka
------------------------------------------------------------------------------------------------------------------
   2      212                            5                         Morocco, Meknes         [ * ]
------------------------------------------------------------------------------------------------------------------
   2      212                            7                         Morocco, Rabat          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      212                            9                         Morocco, Tangiers       [ * ]
------------------------------------------------------------------------------------------------------------------
   2      213                                                      Algeria                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      213                            1                         Algeria (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      213                            2                         Algeria,Algiers         [ * ]
------------------------------------------------------------------------------------------------------------------
   2      216                           217                        Tunisia                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      218                           219                        Libya                   [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   2      220                                                      Gambia                  [ * ]
------------------------------------------------------------------------------------------------------------------
   2      221                                                      Senegal                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      221                            6                         Senegal (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      221                            8                         Senegal, Dakar          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      222                                                      Mauritania              [ * ]
------------------------------------------------------------------------------------------------------------------
   2      223                                                      Mali Rep.               [ * ]
------------------------------------------------------------------------------------------------------------------
   2      224                                                      Guinea                  [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Ivory C.-Cote'          [ * ]
   2      225                                                      D'ivoire
------------------------------------------------------------------------------------------------------------------
                                       2-4,                        Ivory C.-Cote'          [ * ]
   2      225                                                      D'ivoire, Abidjan
------------------------------------------------------------------------------------------------------------------
                                       ,8-9                        Ivory C.-Cote'          [ * ]
   2      225                                                      D'ivoire, Cellular
------------------------------------------------------------------------------------------------------------------
   2      225                                                      Ivory Coast             [ * ]
------------------------------------------------------------------------------------------------------------------
   2      225                                                      Ivory Coast (Cell)      [ * ]
------------------------------------------------------------------------------------------------------------------
   2      226                                                      Burkina Faso            [ * ]
------------------------------------------------------------------------------------------------------------------
   2      227                                                      Niger Rep.              [ * ]
------------------------------------------------------------------------------------------------------------------
   2      228                                                      Togolese Rep.           [ * ]
------------------------------------------------------------------------------------------------------------------
   2      229                                                      Benin                   [ * ]
------------------------------------------------------------------------------------------------------------------
   2      230                                                      Mauritius               [ * ]
------------------------------------------------------------------------------------------------------------------
   2      231                                                      Liberia                 [ * ]
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 20 of 40

------------------------------------------------------------------------------------------------------------------
   2      231                           28                         Liberia (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      232                                                      Sierra Leone            [ * ]
------------------------------------------------------------------------------------------------------------------
   2      232                           22                         Sierra Leone -          [ * ]
                                                                   Freetown
------------------------------------------------------------------------------------------------------------------
   2      232                                                      Sierra Leone            [ * ]
                                                                   (Cell)
------------------------------------------------------------------------------------------------------------------
   2      233                                                      Ghana                   [ * ]
------------------------------------------------------------------------------------------------------------------
   2      233                           21                         Ghana - Accra           [ * ]
------------------------------------------------------------------------------------------------------------------
   2      233                        24, 27-28                     Ghana (Cell)            [ * ]
------------------------------------------------------------------------------------------------------------------
   2      233                           51                         Ghana, Kumasi           [ * ]
------------------------------------------------------------------------------------------------------------------
   2      233                           22                         Ghana, Tema             [ * ]
------------------------------------------------------------------------------------------------------------------
   2      234                                                      Nigeria                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      234         1000-1287,1289-1469,1480-1773,1776-1999      Nigeria - Lagos         [ * ]
------------------------------------------------------------------------------------------------------------------
   2      234              9000-9099,0470-0479,0774-0775           Nigeria (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      234                1288,1470-1479,1774-1775              Nigeria, Lagos          [ * ]
                                                                   (Mobile)
------------------------------------------------------------------------------------------------------------------
   2      235                                                      Chad                    [ * ]
------------------------------------------------------------------------------------------------------------------
   2      235                                                      Chad Rep. (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Central African         [ * ]
   2      236                                                      Rep.
------------------------------------------------------------------------------------------------------------------
   2      237                                                      Cameroon                [ * ]
------------------------------------------------------------------------------------------------------------------
   2      237                           999                        Cameroon (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
   2      237           370-379, 390-409, 420-439, 470-479         Cameroon, Douala        [ * ]
------------------------------------------------------------------------------------------------------------------
   2      237                    210-239, 300-309                  Cameroon, Yaounde       [ * ]
------------------------------------------------------------------------------------------------------------------
   2      238                                                      Cape Verde Islands      [ * ]
------------------------------------------------------------------------------------------------------------------
   2      239                                                      Sao Tome                [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
                                                                   Equatorial Guinea       [ * ]
   2      240                                                      Rep.
------------------------------------------------------------------------------------------------------------------
   2      241                                                      Gabon Rep.              [ * ]
------------------------------------------------------------------------------------------------------------------
   2      241                                                      Gabon Rep. (Cell)       [ * ]
------------------------------------------------------------------------------------------------------------------
   2      242                                                      Congo Rep.              [ * ]
------------------------------------------------------------------------------------------------------------------
   2      242                                                      Congo Rep. (Cell)       [ * ]
------------------------------------------------------------------------------------------------------------------
   2      243                                                      Zaire                   [ * ]
------------------------------------------------------------------------------------------------------------------
   2      243                          80-89                       Zaire (Cell)            [ * ]
------------------------------------------------------------------------------------------------------------------
   2      243                           12                         Zaire, Kinshasa         [ * ]
------------------------------------------------------------------------------------------------------------------
   2      244                                                      Angola                  [ * ]
------------------------------------------------------------------------------------------------------------------
   2      244                                                      Angola (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   2      245                                                      Guinea Bissau           [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Guinea Bissau           [ * ]
   2      245                                                      (Cell)
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 21 of 40

------------------------------------------------------------------------------------------------------------------
   2      246                                                      Diego Garcia            [ * ]
------------------------------------------------------------------------------------------------------------------
   2      247                                                      Ascension Island        [ * ]
------------------------------------------------------------------------------------------------------------------
   2      248                                                      Seychelles Island       [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Seychelles Island       [ * ]
   2      248                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   2      249                                                      Sudan                   [ * ]
------------------------------------------------------------------------------------------------------------------
   2      250                                                      Rwanda                  [ * ]
------------------------------------------------------------------------------------------------------------------
   2      250                                                      Rwanda (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   2      251                                                      Ethiopia                [ * ]
------------------------------------------------------------------------------------------------------------------
   2      251                           92                         Ethiopia (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
                                      10-19,                       Ethiopia, Addis         [ * ]
   2      251                                                      Ababa
------------------------------------------------------------------------------------------------------------------
   2      252                                                      Somalia                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      253                                                      Djibouti Rep.           [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Djibouti Rep.           [ * ]
   2      253                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   2      254                                                      Kenya                   [ * ]
------------------------------------------------------------------------------------------------------------------
   2      254                          20-29                       Kenya - Nairobi         [ * ]
------------------------------------------------------------------------------------------------------------------
   2      254                                                      Kenya Cell              [ * ]
------------------------------------------------------------------------------------------------------------------
   2      254                           11                         Kenya, Mombasa          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      255                                                      Tanzania                [ * ]
------------------------------------------------------------------------------------------------------------------
   2      255                          80-89                       Tanzania (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
                                        51                         Tanzania, Dar es        [ * ]
   2      255                                                      Salaam
------------------------------------------------------------------------------------------------------------------
   2      256                           41                         Uganda                  [ * ]
------------------------------------------------------------------------------------------------------------------
   2      257                                                      Burundi                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      257                           29                         Burundi (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      258                                                      Mozambique              [ * ]
------------------------------------------------------------------------------------------------------------------
   2      259                                                      Zanzibar                [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   2      260                           1,2                        Zambia                  [ * ]
------------------------------------------------------------------------------------------------------------------
   2      260                            1                         Zambia, Lusaka          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      260                            2                         Zambia, Ndola           [ * ]
------------------------------------------------------------------------------------------------------------------
   2      261                                                      Madagascar              [ * ]
------------------------------------------------------------------------------------------------------------------
   2      261                                                      Madagascar (Cell)       [ * ]
------------------------------------------------------------------------------------------------------------------
   2      262                                                      Reunion Island          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      263                                                      Zimbabwe                [ * ]
------------------------------------------------------------------------------------------------------------------
   2      263                        11,23,91                      Zimbabwe (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
   2      263                          40-49                       Zimbabwe, Harare        [ * ]
------------------------------------------------------------------------------------------------------------------
   2      264                                                      Namibia                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      265                                                      Malawi                  [ * ]
------------------------------------------------------------------------------------------------------------------
   2      266                                                      Lesotho                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      267                                                      Botswana                [ * ]
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 22 of 40

------------------------------------------------------------------------------------------------------------------
   2      268                                                      Swaziland               [ * ]
------------------------------------------------------------------------------------------------------------------
   2      269                                                      Comoros/Mayotte         [ * ]
------------------------------------------------------------------------------------------------------------------
   2      269                                                      Mayotte Island          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      290                                                      ST. Helena              [ * ]
------------------------------------------------------------------------------------------------------------------
   2      291                                                      Eritrea                 [ * ]
------------------------------------------------------------------------------------------------------------------
   2      297                                                      Aruba                   [ * ]           1
------------------------------------------------------------------------------------------------------------------
   2      298                                                      Faeroe Islands          [ * ]
------------------------------------------------------------------------------------------------------------------
   2      299                                                      Greenland               [ * ]
------------------------------------------------------------------------------------------------------------------
   2      299                                                      Greenland (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   3      30                                                       Greece                  [ * ]           1
------------------------------------------------------------------------------------------------------------------
   3      30                             1                         Greece - Athens         [ * ]
------------------------------------------------------------------------------------------------------------------
   3      30                             9                         Greece (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   3      31                                                       Netherlands             [ * ]
------------------------------------------------------------------------------------------------------------------
   3      31                            6,9                        Netherlands (Cell)      [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   3      32                                                       Belgium                 [ * ]           1
------------------------------------------------------------------------------------------------------------------
3         32    027, 033, 045, 047-049, 070-079, 088, 090,094-096, Belgium - (Cell)        [ * ]        blocked
                   098, 120-129, 160-199, 216, 270-279,330-339,
                        450-499, 700-799, 880-889, 900-999
------------------------------------------------------------------------------------------------------------------
   3      32                 200-215, 217-269, 280-299             Belgium - Brussels      [ * ]
------------------------------------------------------------------------------------------------------------------
   3      32                     300-329, 340-399                  Belgium, Antwerp        [ * ]
------------------------------------------------------------------------------------------------------------------
   3      33                                                       France                  [ * ]           1
------------------------------------------------------------------------------------------------------------------
   3      33                             1                         France - Paris          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      33                             6                         France (Cell)           [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   3      34                                                       Spain                   [ * ]           1
------------------------------------------------------------------------------------------------------------------
   3      34                           3,96                        Spain - Barcelona       [ * ]
------------------------------------------------------------------------------------------------------------------
   3      34                       911-915, 918                    Spain - Madrid          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      34        070-109, 190-199, 220-229, 290-309,380-399,    Spain (Cell)            [ * ]        blocked
                 500-799, 890-899, 906-910,916-917, 919, 929-930,
                              939, 949, 960-970, 989
------------------------------------------------------------------------------------------------------------------
   3      34                                                       Spain-Canary            [ * ]
                                                                   Island
------------------------------------------------------------------------------------------------------------------
   3      36                                                       Hungary                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      36                             1                         Hungary - Budapest      [ * ]
------------------------------------------------------------------------------------------------------------------
   3      36                          2-3-5-7                      Hungary (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      36                                                       Iceland                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      39                                                       Italy                   [ * ]           1
------------------------------------------------------------------------------------------------------------------
   3      39                         20-29,02                      Italy - Milan           [ * ]
------------------------------------------------------------------------------------------------------------------
   3      39                         60-69,06                      Italy - Rome            [ * ]
------------------------------------------------------------------------------------------------------------------
   3      39                            66                         Italy - Vatican         [ * ]
                                                                   City
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 23 of 40

------------------------------------------------------------------------------------------------------------------
   3      39                         03,30-39                      Italy (Cell)            [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   3      350                                                      Gibraltar               [ * ]
------------------------------------------------------------------------------------------------------------------
   3      350                                                      Gibraltar (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   3      351                                                      Portugal                [ * ]
------------------------------------------------------------------------------------------------------------------
   3      351                         100-199                      Portugal - Lisbon       [ * ]
------------------------------------------------------------------------------------------------------------------
   3      351               470, 676, 900-909, 920-999             Portugal (Cell)         [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   3      351                         910-919                      Portugal, Madeira       [ * ]
------------------------------------------------------------------------------------------------------------------
   3      352                                                      Luxembourg              [ * ]
------------------------------------------------------------------------------------------------------------------
   3      352                                                      Luxembourg (Cell)       [ * ]
------------------------------------------------------------------------------------------------------------------
   3      353                                                      Ireland                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      353                            1                         Ireland - Dublin        [ * ]
------------------------------------------------------------------------------------------------------------------
   3      353                            8                         Ireland (Cell)          [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   3      354                    35-38,60-69,80-89                 Iceland (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      355                                                      Albania                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      356                                                      Malta                   [ * ]
------------------------------------------------------------------------------------------------------------------
   3      357                                                      Cyprus                  [ * ]
------------------------------------------------------------------------------------------------------------------
   3      357                           9,1                        Cyprus (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   3      358                                                      Finland                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      358                         400-899                      Finland (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      359                                                      Bulgaria                [ * ]
------------------------------------------------------------------------------------------------------------------
   3      359                         210-299                      Bulgaria - Sofia        [ * ]
------------------------------------------------------------------------------------------------------------------
   3      359                480-489, 790-799, 880-889             Bulgaria -(Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   3      370                                                      Lithuania               [ * ]
------------------------------------------------------------------------------------------------------------------
   3      370             790-799,800-809,840-909,980-999          Lithuania (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   3      370                        200-299,                      Lithuania, Vilnius      [ * ]
------------------------------------------------------------------------------------------------------------------
   3      371                                                      Latvia                  [ * ]
------------------------------------------------------------------------------------------------------------------
   3      371                                                      Latvia (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   3      372                                                      Estonia                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      372                          50-56                       Estonia (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      373                                                      Moldova                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      373                    800-899, 900-999                  Moldova (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      374                                                      Armenia                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      374                            1                         Armenia (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      374                            2                         Armenia,Yerevan         [ * ]
------------------------------------------------------------------------------------------------------------------
   3      375                                                      Belarus                 [ * ]           1
------------------------------------------------------------------------------------------------------------------
   3      375                            ?                         Belarus (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 24 of 40

------------------------------------------------------------------------------------------------------------------
   3      376                                                      Andorra                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      376                            3                         Andorra (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      377                                                      Monaco                  [ * ]
------------------------------------------------------------------------------------------------------------------
   3      377                           4,6                        Monaco (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   3      378                                                      San Marino              [ * ]
------------------------------------------------------------------------------------------------------------------
   3      378                                                      San Marino (Cell)       [ * ]
------------------------------------------------------------------------------------------------------------------
   3      379                                                      Vatican City State      [ * ]
------------------------------------------------------------------------------------------------------------------
   3      380                                                      Ukraine                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      380                           44                         Ukraine - Kiev          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      380                           50                         Ukraine (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Yugoslavia &            [ * ]           1
   3      381                                                      Serbia
------------------------------------------------------------------------------------------------------------------
                                         6                         Yugoslavia &            [ * ]
   3      381                                                      Serbia (Cell)
------------------------------------------------------------------------------------------------------------------
   3      385                                                      Croatia                 [ * ]
------------------------------------------------------------------------------------------------------------------
   3      385                                                      Croatia (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   3      386                                                      Slovenia                [ * ]
------------------------------------------------------------------------------------------------------------------
   3      386                      400-419, 609                    Slovenia (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
   3      387                                                      Bosnia-Herzegovina      [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Bosnia-Herzegovina      [ * ]
   3      387                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   3      389                                                      Macedonia               [ * ]           1
------------------------------------------------------------------------------------------------------------------
   3      389                                                      Macedonia (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   4      40                                                       Romania                 [ * ]
------------------------------------------------------------------------------------------------------------------
   4      40                             1                         Romania -               [ * ]
                                                                   Bucharest
------------------------------------------------------------------------------------------------------------------
   4      40                             9                         Romania (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   4      41                                                       Switzerland             [ * ]
------------------------------------------------------------------------------------------------------------------
   4      41         20,40,50,70,71,74,76,77,78,79,80,86,89,90     Switzerland (Cell)      [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   4      43                                                       Austria                 [ * ]
------------------------------------------------------------------------------------------------------------------
   4      43                          100-199                      Austria - Vienna        [ * ]
------------------------------------------------------------------------------------------------------------------
   4      43                  663-664,676,699,600-609              Austria (Cell)          [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   4      44                             1                         United Kingdom          [ * ]           1
------------------------------------------------------------------------------------------------------------------
   4      44                         207, 208                      United Kingdom -        [ * ]
                                                                   London
------------------------------------------------------------------------------------------------------------------
   4      44                   200-206,0-99,209-999                United Kingdom          [ * ]        blocked
                                                                   (Cell)
------------------------------------------------------------------------------------------------------------------
   4      45                                                       Denmark                 [ * ]
------------------------------------------------------------------------------------------------------------------
   4      45       200-299, 300-309, 400-409, 500-509, 700-709,    Denmark (Cell)          [ * ]        blocked
                                   900-909, 922,
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 25 of 40

------------------------------------------------------------------------------------------------------------------
   4      45                          310-399                      Denmark,                [ * ]
                                                                   Copenhagen
------------------------------------------------------------------------------------------------------------------
   4      46                                                       Sweden                  [ * ]
------------------------------------------------------------------------------------------------------------------
   4      46                         10, 20, 7                     Sweden (Cell)           [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   4      46                             8                         Sweden, Stockholm       [ * ]
------------------------------------------------------------------------------------------------------------------
   4      47                                                       Norway                  [ * ]
------------------------------------------------------------------------------------------------------------------
   4      47                           8, 9,                       Norway (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   4      48                                                       Poland                  [ * ]
------------------------------------------------------------------------------------------------------------------
   4      48                            22                         Poland - Warsaw         [ * ]
------------------------------------------------------------------------------------------------------------------
   4      48                         50,60,90                      Poland (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   4      49                                                       Germany                 [ * ]           1
------------------------------------------------------------------------------------------------------------------
   4      49                            30                         Germany - Berlin        [ * ]
------------------------------------------------------------------------------------------------------------------
                                        69                         Germany -               [ * ]
   4      49                                                       Frankfurt
------------------------------------------------------------------------------------------------------------------
   4      49                            40                         Germany - Hamburg       [ * ]
------------------------------------------------------------------------------------------------------------------
   4      49                            89                         Germany - Munich        [ * ]
------------------------------------------------------------------------------------------------------------------
   4      49                          16-18,                       Germany (Cell)          [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   4      420                            2                         Czech Rep. -            [ * ]
                                                                   Prague
------------------------------------------------------------------------------------------------------------------
   4      420                                                      Czech Rep.)             [ * ]
------------------------------------------------------------------------------------------------------------------
                                         6                         Czech Republic          [ * ]
   4      420                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   4      421                                                      Slovakia                [ * ]
------------------------------------------------------------------------------------------------------------------
   4      421                            9                         Slovakia Cell           [ * ]
------------------------------------------------------------------------------------------------------------------
   4      423                   0-75, 80-99 / 41-75                Liechtenstein           [ * ]
------------------------------------------------------------------------------------------------------------------
   4      423                        423-76-79                     Liechtenstein           [ * ]
                                                                   (Cell)
------------------------------------------------------------------------------------------------------------------
   5      51                                                       PERU                    [ * ]           2
------------------------------------------------------------------------------------------------------------------
   5      51                         1000-1499                     Peru - Lima             [ * ]
------------------------------------------------------------------------------------------------------------------
   5      51      15,17,246,346,349,446,449, 546, 549, 646, 649,   Peru (Cell)             [ * ]        blocked
                            746,749, 846, 849, 946, 949
------------------------------------------------------------------------------------------------------------------
   5      51                        16, 18, 19                     Peru, Lima              [ * ]        blocked
                                                                   Cellular
------------------------------------------------------------------------------------------------------------------
   5      52        7400-7410, 7430-7432, 7434-7450, 7460-7469,    Mexico - Acapulco       [ * ]           1
                               7480-7489, 7500-7508
------------------------------------------------------------------------------------------------------------------
   5      52       4463-4465, 4890-4895, 4897, 4898, 4900-4920,    Mexico -                [ * ]
                4928-4930, 4950, 4960, 4970-4971, 4973-4980, 4990, Aguascalientes
                              4993, 4994, 4996, 4999
------------------------------------------------------------------------------------------------------------------
   5      52                                                       Mexico - All            [ * ]
                                                                   Rates
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 26 of 40

------------------------------------------------------------------------------------------------------------------
   5      52       4100-4102, 4104, 4105, 4110-4113, 4117, 4600,   Mexico - Celaya         [ * ]
                                     4610-4619
------------------------------------------------------------------------------------------------------------------
   5      52    1400-1406, 1410-1449, 1452, 1458, 1459, 1481-1488, Mexico - Chihuahua      [ * ]
                            1490-1498, 1500, 1512-1516
------------------------------------------------------------------------------------------------------------------
   5      52       7100, 7120, 7130, 7300, 7302-7307, 7310-7330,   Mexico -                [ * ]
                   7340, 7358, 7360-7364, 7367-7372, 7374-7390,    Cuernavaca
                                     7510-7514
------------------------------------------------------------------------------------------------------------------
          52     1600, 1610-1660, 1670-1680, 1682-1686, 1688-1690  Mexico - Cuidad         [ * ]
   5                                                               Juarez
------------------------------------------------------------------------------------------------------------------
   5      52       3100-3102, 3105-3108, 3110-3113, 3121, 3122,    Mexico -                [ * ]
                   3131-3134, 3139, 3145-3148, 3160, 3161, 3180,   Guadalajara
                            3188, 3600-3699, 3800-3899
------------------------------------------------------------------------------------------------------------------
   5   52          4124-4126, 4590, 4595, 4599-4602, 4604, 4605,   Mexico - Irapuato       [ * ]
                         4620-4632, 4635, 4653, 4660, 4690
------------------------------------------------------------------------------------------------------------------
   5      52       4129, 4575-4578, 4670-4676, 4700-4705, 4707,    Mexico - Leon           [ * ]
                   4710-4720, 4724, 4727, 4729, 4730, 4750-4755,
                         4758-4767, 4770-4790, 4792, 4793
------------------------------------------------------------------------------------------------------------------
   5      52                         5000-5999                     MEXICO - MEXICO         [ * ]           1
                                                                   CITY
------------------------------------------------------------------------------------------------------------------
   5      52        8100-8101, 8103-8105, 8107-8109, 8111-8113,    Mexico - Monterey       [ * ]
                   8116-8120, 8122, 8123, 8130, 8136-8139, 8141,
                 8142, 8149-8165, 8168-8184, 8188-8192, 8196-8210,
                     8214, 8217, 8220-8229, 8239, 8240, 8243,
                   8249-8260, 8264, 8265, 8269, 8270, 8272-8276,
                            8278-8280, 8282, 8289-8399
------------------------------------------------------------------------------------------------------------------
   5      52    2200-2270, 2276, 2277, 2279-2290, 2292-2295, 2299, Mexico - Puebla         [ * ]
                            2300-2310, 2320, 2332-2366
------------------------------------------------------------------------------------------------------------------
   5      52    4173, 4180, 4190, 4195-4197, 4199-4242, 4244-4251, Mexico - Queretaro      [ * ]
                          4253-4254, 4256-4263, 4281-4287
------------------------------------------------------------------------------------------------------------------
   5      52     4499, 4657, 4799-4803, 4808-4850, 4856-4859, 4860 Mexico - San Luis       [ * ]
                                                                   Potisi
------------------------------------------------------------------------------------------------------------------
   5      52       3706-3709, 3779, 3781-3784, 3786, 3788, 3790    Mexico -                [ * ]
                                                                   Tepatitlan
------------------------------------------------------------------------------------------------------------------
   5      52         6490-6508, 6528, 6529, 6579, 6596, 6597,      Mexico - Tijuana        [ * ]
                   6599-6610, 6613, 6618-6649, 6651, 6658-6661,
                          6664-6691, 6693-6701, 6800-6809
------------------------------------------------------------------------------------------------------------------
   5      52        1710-1743, 1745-1756, 1758, 1759, 1780-1782    Mexico - Torreon        [ * ]
------------------------------------------------------------------------------------------------------------------
   5      53                                                       CUBA                    [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   5      53                            99                         Cuba - Guantanamo       [ * ]        blocked
                                                                   Bay
------------------------------------------------------------------------------------------------------------------
   5      54                                                       ARGENTINA               [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      54                1140, 1142-1143, 1147-1148             Argentina - BA          [ * ]
------------------------------------------------------------------------------------------------------------------
   5      54             1100-1139, 1400-1499, 2000-2299,          Argentina (Cell)        [ * ]
                    2600-2699,2800-2899, 3000-3099, 3220-3229,
                    4000-4099, 4140-4149,5000-5099, 5500-5599,
                     5900-6099, 6300-6399, 6700-6799,6900-6999
------------------------------------------------------------------------------------------------------------------
   5      54       1141, 1144-1146, 1149, 1249, 1349, 1500-1599,   Argentina, BA Cell      [ * ]
                          1600-1699,1749, 1849, 1900-1999
------------------------------------------------------------------------------------------------------------------
   5      55                                                       BRAZIL                  [ * ]           1
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 27 of 40

------------------------------------------------------------------------------------------------------------------
   5      55                   190-199, 664, 880-889               Brazil - (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
   5      55                          310-318                      Brazil - Belo           [ * ]
                                                                   Horizonte
------------------------------------------------------------------------------------------------------------------
   5      55                          210-218                      Brazil - Rio            [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      55                          110-118                      Brazil - Sao P.         [ * ]
------------------------------------------------------------------------------------------------------------------
   5      55                          055-319                      Brazil, Belo            [ * ]
                                                                   Horizonte Cell
------------------------------------------------------------------------------------------------------------------
   5      55                          610-619                      Brazil, Brasilia        [ * ]
------------------------------------------------------------------------------------------------------------------
   5      55                          410-419                      Brazil, Curitiba        [ * ]
------------------------------------------------------------------------------------------------------------------
   5      55                          850-859                      Brazil, Fortaleza       [ * ]
------------------------------------------------------------------------------------------------------------------
   5      55                          510-518                      Brazil, PA              [ * ]
------------------------------------------------------------------------------------------------------------------
   5      55                            519                        Brazil, PA Cell         [ * ]
------------------------------------------------------------------------------------------------------------------
   5      55                          810-819                      Brazil, Recife          [ * ]
------------------------------------------------------------------------------------------------------------------
   5      55                            219                        Brazil, Rio Cell        [ * ]           1
------------------------------------------------------------------------------------------------------------------
                                        119                        Brazil, Sao P.          [ * ]
   5      55                                                       Cell
------------------------------------------------------------------------------------------------------------------
   5      56                                                       Chile                   [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      56                     100-199, 568-600                  Chile - (Cell)          [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   5      56                          200-299                      Chile - Santiago        [ * ]
------------------------------------------------------------------------------------------------------------------
   5      57                                                       COLOMBIA                [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      57                          530-539                      Colombia -              [ * ]
                                                                   Baranquilla
------------------------------------------------------------------------------------------------------------------
   5      57                          120-189                      Colombia - Bogota       [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      57                      230-269,288-289                  Colombia - Cali         [ * ]
------------------------------------------------------------------------------------------------------------------
   5      57                          565-567                      Colombia -              [ * ]
                                                                   Cartagena
------------------------------------------------------------------------------------------------------------------
          57                          400-499                      Colombia -              [ * ]
   5                                                               Medellin
------------------------------------------------------------------------------------------------------------------
   5      57                            227                        Colombia - Palmira      [ * ]
------------------------------------------------------------------------------------------------------------------
   5      57                          300-399                      Colombia (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
   5      57                          630-639                      Colombia, Pereira       [ * ]
------------------------------------------------------------------------------------------------------------------
   5      58                                                       VENEZUELA               [ * ]
------------------------------------------------------------------------------------------------------------------
                                        212                        Venezuela -             [ * ]
   5      58                                                       Caracas
------------------------------------------------------------------------------------------------------------------
   5      58                             1                         Venezuela (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   5      58                            251                        Venezuela-Barquisimeto  [ * ]
------------------------------------------------------------------------------------------------------------------
   5      58                            276                        Venezuela-Cristibol     [ * ]
------------------------------------------------------------------------------------------------------------------
   5      58                            243                        Venezuela-Maracay       [ * ]
------------------------------------------------------------------------------------------------------------------
   5      58                            295                        Venezuela-Margarita     [ * ]
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 28 of 40

------------------------------------------------------------------------------------------------------------------
   5      58                            261                        Venezuela-Maricaibo     [ * ]
------------------------------------------------------------------------------------------------------------------
   5      58                            244                        Venezuela-Valencia      [ * ]
------------------------------------------------------------------------------------------------------------------
   5      500                                                      Fallkland Islands       [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      501                                                      Belize                  [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      502                                                      GUATEMALA               [ * ]
------------------------------------------------------------------------------------------------------------------
   5      502                        20,70,90                      Guatemala (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
                                       22-25                       Guatemala,              [ * ]
   5      502                                                      Guatemala City
------------------------------------------------------------------------------------------------------------------
                                       30,40                       Guatemala,
                                                                   Guatemala City          [ * ]
   5      502                                                      Cellular
------------------------------------------------------------------------------------------------------------------
   5      503                                                      EL SALVADOR             [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      503                    38-39,80-89,90-99                 El Salvador (Cell)      [ * ]
------------------------------------------------------------------------------------------------------------------
   5      504                                                      HONDURAS                [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      504                            9                         Honduras (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
                                         5                         Honduras, San           [ * ]
   5      504                                                      Pedro Sula
------------------------------------------------------------------------------------------------------------------
                                         2                         Honduras,               [ * ]
   5      504                                                      Tegucigalpa
------------------------------------------------------------------------------------------------------------------
   5      505                                                      NICARAGUA               [ * ]
------------------------------------------------------------------------------------------------------------------
   5      505                      3, 6, 7, 8, 9                   Nicaragua (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   5      505                            2                         Nicaragua-Managua       [ * ]
------------------------------------------------------------------------------------------------------------------
   5      506                                                      COSTA RICA              [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      506                    283-284, 300-399                  Costa Rica (Cell)       [ * ]
------------------------------------------------------------------------------------------------------------------
                                 200-282, 285-299                  Costa Rica, San         [ * ]
   5      506                                                      Jose
------------------------------------------------------------------------------------------------------------------
   5      507                                                      Panama                  [ * ]
------------------------------------------------------------------------------------------------------------------
   5      507                            6                         Panama (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
                                         2                         Panama, Panama          [ * ]
   5      507                                                      City
------------------------------------------------------------------------------------------------------------------
                                                                   ST. Pierre &            [ * ]           1
   5      508                                                      Miquelon
------------------------------------------------------------------------------------------------------------------
   5      509                                                      HAITI                   [ * ]
------------------------------------------------------------------------------------------------------------------
   5      509                 300-399,400-499,500-599              Haiti (Cell)            [ * ]
------------------------------------------------------------------------------------------------------------------
   5      509                           262                        Haiti, Haitien          [ * ]
------------------------------------------------------------------------------------------------------------------
   5      509                     210-250,252-259                  Haiti, Port Au          [ * ]
                                                                   Prince
------------------------------------------------------------------------------------------------------------------
   5      509                           251                        Haiti, Port Au          [ * ]
                                                                   Prince, Cellular
------------------------------------------------------------------------------------------------------------------
   5      590                                                      Guadeloupe              [ * ]
------------------------------------------------------------------------------------------------------------------
   5      591                                                      BOLIVIA                 [ * ]
------------------------------------------------------------------------------------------------------------------
   5      591                            2                         Bolivia - La Paz        [ * ]
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 29 of 40

------------------------------------------------------------------------------------------------------------------
   5      591                            1                         Bolivia (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
                                         4                         Bolivia,                [ * ]
   5      591                                                      Cochabamba
------------------------------------------------------------------------------------------------------------------
                                         3                         Bolivia, Santa          [ * ]
   5      591                                                      Cruz
------------------------------------------------------------------------------------------------------------------
   5      592                                                      Guyana                  [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      592                                                      Guyana (Cell)           [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   5      593                                                      ECUADOR                 [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      593                         900-999                      Ecuador - Cell          [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      593                         200-299                      Ecuador - Quito         [ * ]
------------------------------------------------------------------------------------------------------------------
   5      593                     720-729,780-789                  Ecuador-Cuenca          [ * ]
------------------------------------------------------------------------------------------------------------------
   5      593                         400-499                      Ecuador-Guayaquil       [ * ]
------------------------------------------------------------------------------------------------------------------
   5      594                                                      French Guiana           [ * ]
------------------------------------------------------------------------------------------------------------------
   5      595                                                      Paraguay                [ * ]
------------------------------------------------------------------------------------------------------------------
   5      595                           21                         Paraguay -              [ * ]
                                                                   Asuncion
------------------------------------------------------------------------------------------------------------------
   5      595                          90-99                       Paraguay (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
                                        87                         French                  [ * ]
   5      596                                                      Antilles/Martinique
------------------------------------------------------------------------------------------------------------------
   5      597                                                      Suriname                [ * ]           1
------------------------------------------------------------------------------------------------------------------
   5      597                                                      Suriname (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
   5      598                                                      URUGUAY                 [ * ]
------------------------------------------------------------------------------------------------------------------
   5      598                            9                         Uruguay, Cellular       [ * ]
------------------------------------------------------------------------------------------------------------------
                                         2                         Uruguay,                [ * ]
   5      598                                                      Montevideo
------------------------------------------------------------------------------------------------------------------
                                                                   Netherlands             [ * ]
   5      599                                                      Antilles
------------------------------------------------------------------------------------------------------------------
   5      599                            9                         Netherlands             [ * ]
                                                                   Antilles - Curacao
------------------------------------------------------------------------------------------------------------------
   5      599                                                      Netherlands             [ * ]
                                                                   Antilles (Cell)
------------------------------------------------------------------------------------------------------------------
   6      60                                                       Malaysia                [ * ]           1
------------------------------------------------------------------------------------------------------------------
                                         3                         Malaysia - Kuala        [ * ]
   6      60                                                       Lumpur
------------------------------------------------------------------------------------------------------------------
   6      60                             1                         Malaysia (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
                                         7                         Malaysia-Johor          [ * ]
   6      60                                                       Bahru
------------------------------------------------------------------------------------------------------------------
   6      60                             4                         Malaysia-Penang         [ * ]
------------------------------------------------------------------------------------------------------------------
   6      61                                                       Australia               [ * ]           1
------------------------------------------------------------------------------------------------------------------
   6      61                     200-260, 263-299                  Australia - Sydney      [ * ]
------------------------------------------------------------------------------------------------------------------
   6      61            071, 080-089, 140-199, 400-429, 500        Australia (Cell)        [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   6      61                          880-889                      Australia,              [ * ]
                                                                   Adelaide
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 30 of 40

------------------------------------------------------------------------------------------------------------------
          61                          700-799                      Australia,              [ * ]
   6                                                               Brisbane
------------------------------------------------------------------------------------------------------------------
          61                          261-262                      Australia,              [ * ]
   6                                                               Canberra
------------------------------------------------------------------------------------------------------------------
   6      61                          300-399                      Australia,              [ * ]
                                                                   Melbourne
------------------------------------------------------------------------------------------------------------------
   6      61                          890-899                      Australia, Perth        [ * ]
------------------------------------------------------------------------------------------------------------------
   6      62                                                       Indonesia               [ * ]           1
------------------------------------------------------------------------------------------------------------------
                                        22                         Indonesia -             [ * ]
   6      62                                                       Bangdung
------------------------------------------------------------------------------------------------------------------
                                        21                         Indonesia -             [ * ]
   6      62                                                       Jakarta
------------------------------------------------------------------------------------------------------------------
                                        31                         Indonesia -             [ * ]
   6      62                                                       Surabaya
------------------------------------------------------------------------------------------------------------------
   6      62                         28,80-89                      Indonesia (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   6      62                            61                         Indonesiac- Medan       [ * ]
------------------------------------------------------------------------------------------------------------------
   6      63                                                       PHILIPPINES             [ * ]           1
------------------------------------------------------------------------------------------------------------------
   6      63              200-240,243-269,280-290,292-299          Philippines -           [ * ]
                                                                   Manila
------------------------------------------------------------------------------------------------------------------
   6      63    241-242,270-279,291,360-369,420-479,520-529,540-549Philippines0(Cell)20-729[ * ]
                620-629, 640-659,720-729,850-859,900-999 560-569,320-329
------------------------------------------------------------------------------------------------------------------
   6      64                                                       New Zealand             [ * ]
------------------------------------------------------------------------------------------------------------------
   6      64                   200-299, 800-899, 900               New Zealand (Cell)      [ * ]
------------------------------------------------------------------------------------------------------------------
   6      65                                                       Singapore               [ * ]           1
------------------------------------------------------------------------------------------------------------------
   6      65                             9                         Singapore (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   6      66                                                       Thailand                [ * ]           1
------------------------------------------------------------------------------------------------------------------
   6      66                             2                         Thailand - Bangkok      [ * ]
------------------------------------------------------------------------------------------------------------------
   6      66                             1                         Thailand (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
   6      671                                                      Guam                    [ * ]           1
------------------------------------------------------------------------------------------------------------------
   6      672                                                      Antarctica - Casey      [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   6      672                                                      Antarctica - Scott      [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   6      672                                                      Christmas Island        [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
                                                                   Cocos-Kelling           [ * ]        blocked
   6      672                                                      Island
------------------------------------------------------------------------------------------------------------------
   6      672                                                      Norfolk Island          [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
                                                                   Norfolk Island          [ * ]        blocked
   6      672                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   6      673                                                      Brunei                  [ * ]
------------------------------------------------------------------------------------------------------------------
   6      673                     20-29,68,87-88                   Brunei -(Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   6      674                                                      Nauru                   [ * ]
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 31 of 40

------------------------------------------------------------------------------------------------------------------
   6      674                                                      Nauru (Cell)            [ * ]
------------------------------------------------------------------------------------------------------------------
   6      675                                                      Papua New Guinea        [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Papua New Guinea        [ * ]
   6      675                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   6      676                                                      Tonga Islands           [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
                                                                   Tonga Islands           [ * ]        blocked
   6      676                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   6      677                                                      Solomon Islands         [ * ]
------------------------------------------------------------------------------------------------------------------
                                        8,9                        Solomon Islands         [ * ]
   6      677                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   6      678                                                      Vanuatu Rep.            [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
                                                                   Vanuatu Republic        [ * ]        blocked
   6      678                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   6      679                                                      Fiji Islands            [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Fiji Islands            [ * ]
   6      679                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   6      680                                                      Palau Rep.              [ * ]
------------------------------------------------------------------------------------------------------------------
                                                                   Wallis/ Fatuna          [ * ]
   6      681                                                      Island
------------------------------------------------------------------------------------------------------------------
   6      682                                                      Cook Islands            [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
                                                                   Cook Islands            [ * ]        blocked
   6      682                                                      (Cell)
------------------------------------------------------------------------------------------------------------------
   6      683                                                      Niue                    [ * ]
------------------------------------------------------------------------------------------------------------------
   6      683                                                      Niue Island (Cell)      [ * ]
------------------------------------------------------------------------------------------------------------------
   6      684                                                      Am. Samoa               [ * ]
------------------------------------------------------------------------------------------------------------------
   6      684                                                      Am. Samoa (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   6      685                                                      Western Samoa           [ * ]
------------------------------------------------------------------------------------------------------------------
   6      686                                                      Gilbert Island          [ * ]
------------------------------------------------------------------------------------------------------------------
   6      686                                                      Kiribati                [ * ]
------------------------------------------------------------------------------------------------------------------
   6      686                                                      Kiribati (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
   6      687                                                      New Caledonia           [ * ]
------------------------------------------------------------------------------------------------------------------
   6      688                                                      Tuvalu                  [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   6      688                                                      Tuvalu (Cell)           [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   6      689                                                      French Polynesia        [ * ]
------------------------------------------------------------------------------------------------------------------
   6      690                                                      Tokelau                 [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   6      691                                                      Micronesia              [ * ]
------------------------------------------------------------------------------------------------------------------
   6      692                                                      Marshall Islands        [ * ]
------------------------------------------------------------------------------------------------------------------
   7       7                                                       RUSSIA                  [ * ]           1
------------------------------------------------------------------------------------------------------------------
   7       7                         0950-0959                     Russia - Moscow         [ * ]
------------------------------------------------------------------------------------------------------------------
   7       7               5000-5039,5045-5048,5050-5199           Russia - Overlay        [ * ]
------------------------------------------------------------------------------------------------------------------
   7       7                         8120-8129                     Russia - St.            [ * ]
                                                                   Petersburg
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 32 of 40

------------------------------------------------------------------------------------------------------------------
   7       7       3000, 3330-3339, 3434, 5044, 5049, 9010-9019,   Russia (Cell)           [ * ]
                                     9020-9029
------------------------------------------------------------------------------------------------------------------
   7       7                         0960-0969                     Russia, Moscow          [ * ]
                                                                   Suburb
------------------------------------------------------------------------------------------------------------------
   7       7                         4230-4239                     Russia, Nakhodka        [ * ]           1
------------------------------------------------------------------------------------------------------------------
           7                         5040-5043                     Russia, Overlay         [ * ]
   7                                                               Nakhodka
------------------------------------------------------------------------------------------------------------------
           7                         4240-4249                     Russia, Sakhalin        [ * ]         same
   7                                                               Island
------------------------------------------------------------------------------------------------------------------
   7       7        3100-3199, 3200-3299, 3300-3309, 3360-3369,    Russia-Kazakhstan       [ * ]
                                     3380-3389
------------------------------------------------------------------------------------------------------------------
   8      81                                                       Japan                   [ * ]           1
------------------------------------------------------------------------------------------------------------------
   8      81                        3117, 6117                     Japan - Military        [ * ]
------------------------------------------------------------------------------------------------------------------
   8      81                            90                         Japan - Okinawa         [ * ]
------------------------------------------------------------------------------------------------------------------
   8      81                             6                         Japan - Osaka           [ * ]
------------------------------------------------------------------------------------------------------------------
   8      81                            11                         Japan - Sapporo         [ * ]
------------------------------------------------------------------------------------------------------------------
   8      81                             3                         Japan - Tokyo           [ * ]
------------------------------------------------------------------------------------------------------------------
   8      81             10,20,30,31,40,50,60,61,70,80,90          Japan (Cell)            [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   8      81                            52                         Japan- Nagoya           [ * ]
------------------------------------------------------------------------------------------------------------------
                                       6117                        Japan Osaka             [ * ]
   8      81                                                       (Military)
------------------------------------------------------------------------------------------------------------------
                                       3117                        Japan Tokyo             [ * ]
   8      81                                                       (Military)
------------------------------------------------------------------------------------------------------------------
   8      82                            27                         Korea South,            [ * ]
                                                                   Seoul Cellular
------------------------------------------------------------------------------------------------------------------
   8      82                                                       KOREA, SOUTH            [ * ]           1
------------------------------------------------------------------------------------------------------------------
          82                         10-19,27                      Korea, South -          [ * ]
   8                                                               Cell
------------------------------------------------------------------------------------------------------------------
          82                         26, 28-29                     Korea, South -          [ * ]
   8                                                               Seoul
------------------------------------------------------------------------------------------------------------------
   8      82               12, 15, 32, 331, 341-347, 351           Korea, South -          [ * ]
                                                                   Zone 1
------------------------------------------------------------------------------------------------------------------
   8      84                                                       Vietnam                 [ * ]
------------------------------------------------------------------------------------------------------------------
   8      84                     80, 82-84, 86, 87                 Vietnam - Ho Chi        [ * ]
                                                                   Min City
------------------------------------------------------------------------------------------------------------------
   8      84                           90-99                       Vietnam (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   8      84                           70-79                       Vietnam, Can Tho        [ * ]
------------------------------------------------------------------------------------------------------------------
   8      84                           40-49                       Vietnam, Hanoi          [ * ]
------------------------------------------------------------------------------------------------------------------
   8      84                      80-81,85, 88-89                  Vietnam, Ho Chi         [ * ]
                                                                   Minh, Cell
------------------------------------------------------------------------------------------------------------------
   8      84                           50-59                       Vietnam, Khanh Hoa      [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                                                       CHINA                   [ * ]           1
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 33 of 40

------------------------------------------------------------------------------------------------------------------
   8      86                    900-998,886,130-139                China - (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                          100-109                      China - Beijing         [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            20                         China - Canton          [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                          280-289                      China - Chengdu         [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                          230-239                      China - Chongqing       [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            411                        China - Dalian          [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            591                        China - Fuzhou          [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                          200-209                      China - Guangdong       [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            999                        China - Guangzhou       [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            571                        China - Hangzhou        [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            551                        China - Hefei           [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            531                        China - Jinan           [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                          210-219                      China - Shanghai        [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                          240-249                      China - Shenyang        [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            755                        China - Shenzhen        [ * ]
------------------------------------------------------------------------------------------------------------------
          86                            311                        China -                 [ * ]
   8                                                               Shijiazhuang
------------------------------------------------------------------------------------------------------------------
   8      86                          220-229                      China - Tanjin          [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            731                        China- Changsha         [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                          250-259                      China, Nanjing          [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            771                        China, Nanning          [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            574                        China, Ningbo           [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            532                        China, Qing Dao         [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                          270-279                      China, Wuhan            [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                          510-519                      China, Wuxi             [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            592                        China, Xiamen           [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            535                        China, Yantal           [ * ]
------------------------------------------------------------------------------------------------------------------
   8      86                            371                        China, Zhengzhou        [ * ]
------------------------------------------------------------------------------------------------------------------
   8      850                                                      KOREA, NORTH            [ * ]
------------------------------------------------------------------------------------------------------------------
   8      852                                                      HONG KONG               [ * ]           1
------------------------------------------------------------------------------------------------------------------
   8      852                       1, 2, 3, 6                     Hong Kong (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   8      853                                                      Macao                   [ * ]
------------------------------------------------------------------------------------------------------------------
   8      853                                                      Macao (Cell)            [ * ]
------------------------------------------------------------------------------------------------------------------
   8      855                                                      Cambodia                [ * ]
------------------------------------------------------------------------------------------------------------------
   8      855                            1                         Cambodia - (Cell)       [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   8      856                                                      Laos                    [ * ]
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 34 of 40

------------------------------------------------------------------------------------------------------------------
   8      871                                                      Inmarsat(AOR)           [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   8      872                                                      Inmarsat(POR)           [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   8      873                                                      Inmarsat(IOR)           [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   8      874                                                      Inmarsat(WAT)           [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   8      880                                                      Bangladesh              [ * ]
------------------------------------------------------------------------------------------------------------------
   8      880                         100-199                      Bangladesh -            [ * ]
                                                                   (Cell)
------------------------------------------------------------------------------------------------------------------
          880                         310-319                      Bangladesh -            [ * ]
   8                                                               Chittagong
------------------------------------------------------------------------------------------------------------------
   8      880                         200-299                      Bangladesh - Dakka      [ * ]
------------------------------------------------------------------------------------------------------------------
   8      880                            6                         Bangladesh -            [ * ]
                                                                   Narayanganj
------------------------------------------------------------------------------------------------------------------
   8      880                           821                        Bangladesh -Syhlet      [ * ]
------------------------------------------------------------------------------------------------------------------
   8      881                            6                         Iridium                 [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   8      881                            7                         Iridium                 [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   8      886                                                      Taiwan                  [ * ]           1
------------------------------------------------------------------------------------------------------------------
   8      886                            6                         Taiwan - Tainan         [ * ]
------------------------------------------------------------------------------------------------------------------
   8      886                            2                         Taiwan - Taipei         [ * ]
------------------------------------------------------------------------------------------------------------------
   8      886                            9                         Taiwan (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   8      886                            7                         Taiwan, Kaohsiung       [ * ]
------------------------------------------------------------------------------------------------------------------
   9      90                                                       Turkey                  [ * ]
------------------------------------------------------------------------------------------------------------------
   9      90                             5                         Turkey (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
                                        216                        Turkey- Istanbul        [ * ]
   9      90                                                       (Asia)
------------------------------------------------------------------------------------------------------------------
                                        212                        Turkey- Istanbul        [ * ]
   9      90                                                       (Europe)
------------------------------------------------------------------------------------------------------------------
   9      91                                                       INDIA                   [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                          790-799                      India - Ahmedabad       [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                          800-809                      India - Bangalore       [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                          220-229                      India - Bombay          [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                          400-409                      India - Hyderabad       [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                         42, 47-49                     India - Kerala          [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                          440-449                      India - Madras          [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                          110-119                      India - New Delhi       [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                            20                         India - Pune            [ * ]
                                                                   (Poona)
------------------------------------------------------------------------------------------------------------------
   9      91                        16-18, 9814                    India - Punjab          [ * ]
------------------------------------------------------------------------------------------------------------------
          91                       512, 522, 532                   India -                 [ * ]
   9                                                               Uttarpradesh
------------------------------------------------------------------------------------------------------------------
   9      91                          980-989                      India (Cell)            [ * ]
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 35 of 40

------------------------------------------------------------------------------------------------------------------
   9      91                            265                        India, Baroda           [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                          330-339                      India, Calcutta         [ * ]
------------------------------------------------------------------------------------------------------------------
   9      91                       264, 266-269                    India, Gujarat          [ * ]
------------------------------------------------------------------------------------------------------------------
   9      92                                                       PAKISTAN                [ * ]
------------------------------------------------------------------------------------------------------------------
   9      92                         2100-2199                     Pakistan - Karachi      [ * ]
------------------------------------------------------------------------------------------------------------------
   9      92                         3000-3999                     Pakistan (Cell)         [ * ]
------------------------------------------------------------------------------------------------------------------
   9      92                         4200-4299                     Pakistan- Lahore        [ * ]
------------------------------------------------------------------------------------------------------------------
                                     5100-5199                     Pakistan,               [ * ]
   9      92                                                       Islamabad
------------------------------------------------------------------------------------------------------------------
   9      93                                                       Afghanistan             [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   9      94                                                       Sri Lanka               [ * ]
------------------------------------------------------------------------------------------------------------------
   9      94                     70-72,74-75,77-78                 Sri Lanka (Cell)        [ * ]
------------------------------------------------------------------------------------------------------------------
   9      94                           10-19                       Sri Lanka, Colombo      [ * ]
------------------------------------------------------------------------------------------------------------------
   9      95                                                       Myanmar/Burma           [ * ]
------------------------------------------------------------------------------------------------------------------
   9      98                                                       Iran                    [ * ]
------------------------------------------------------------------------------------------------------------------
   9      98                             9                         Iran (Cell)             [ * ]
------------------------------------------------------------------------------------------------------------------
   9      960                                                      Maldives                [ * ]
------------------------------------------------------------------------------------------------------------------
   9      960                                                      Maldives Rep.           [ * ]
                                                                   (Cell)
------------------------------------------------------------------------------------------------------------------
   9      961                         0-2,4-9                      Lebanon                 [ * ]
------------------------------------------------------------------------------------------------------------------
   9      961                            3                         Lebanon (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   9      962                                                      Jordan                  [ * ]
------------------------------------------------------------------------------------------------------------------
   9      962                          60-69                       Jordan - Amman          [ * ]
------------------------------------------------------------------------------------------------------------------
   9      962                           79                         Jordan (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   9      963                                                      Syria                   [ * ]
------------------------------------------------------------------------------------------------------------------
   9      964                                                      Iraq                    [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
   9      965                                                      Kuwait                  [ * ]
------------------------------------------------------------------------------------------------------------------
   9      965                       3, 4, 5, 9                     Kuwait (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   9      966                                                      Saudi Arabia            [ * ]
------------------------------------------------------------------------------------------------------------------
   9      966                 540-559,130-139,430,630              Saudi Arabia            [ * ]
                                                                   (Cell)
------------------------------------------------------------------------------------------------------------------
   9      966                         300-399                      Saudi Arabia,           [ * ]
                                                                   Dhahran
------------------------------------------------------------------------------------------------------------------
   9      966                     100-129,140-199                  Saudi Arabia,           [ * ]
                                                                   Riyadh
------------------------------------------------------------------------------------------------------------------
   9      966                         200-299                      Saudia Arabia,          [ * ]
                                                                   Jeddah
------------------------------------------------------------------------------------------------------------------
   9      966                     400-429,431-499                  Saudia Arabia,          [ * ]
                                                                   Medina
------------------------------------------------------------------------------------------------------------------
   9      967                                                      Yemen, Rep.             [ * ]
------------------------------------------------------------------------------------------------------------------
   9      968                                                      Oman                    [ * ]
------------------------------------------------------------------------------------------------------------------


                                                           Agreement No. BQ20054
                                                                   Page 36 of 40

------------------------------------------------------------------------------------------------------------------
   9      970                                                      Palestine               [ * ]        blocked
------------------------------------------------------------------------------------------------------------------
                                                                   United Arab             [ * ]
   9      971                                                      Emirates
------------------------------------------------------------------------------------------------------------------
                                        50                         United Arab             [ * ]
   9      971                                                      Emirates (cell)
------------------------------------------------------------------------------------------------------------------
                                      40-49,                       United Arab             [ * ]
   9      971                                                      Emirates, Dubai
------------------------------------------------------------------------------------------------------------------
   9      972                                                      Israel                  [ * ]           1
------------------------------------------------------------------------------------------------------------------
   9      972                            3                         Israel - Tel Aviv       [ * ]
------------------------------------------------------------------------------------------------------------------
   9      972                           5,9                        Israel (Cell)           [ * ]
------------------------------------------------------------------------------------------------------------------
   9      973                                                      Bahrain                 [ * ]
------------------------------------------------------------------------------------------------------------------
   9      973                            ?                         Bahrain (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   9      974                                                      Qatar                   [ * ]
------------------------------------------------------------------------------------------------------------------
   9      974                                                      Qatar (Cell)            [ * ]
------------------------------------------------------------------------------------------------------------------
   9      975                                                      Bhutan                  [ * ]
------------------------------------------------------------------------------------------------------------------
   9      976                                                      Mongolia                [ * ]
------------------------------------------------------------------------------------------------------------------
   9      977                                                      Nepal                   [ * ]
------------------------------------------------------------------------------------------------------------------
   9      977                          96-98                       Nepal (Cell)            [ * ]
------------------------------------------------------------------------------------------------------------------
   9      977                            1                         Nepal, Katmandu         [ * ]
------------------------------------------------------------------------------------------------------------------
   9      992        992-0-89,91-99,007-3640-3649, 3770-3779,      Tajikistan              [ * ]
                          3790-3799, 4310-4319, 4330-4339
------------------------------------------------------------------------------------------------------------------
   9      992                           90                         Tajikistan (Cell)       [ * ]
------------------------------------------------------------------------------------------------------------------
   9      993                                                      Turkmenistan            [ * ]
------------------------------------------------------------------------------------------------------------------
   9      994                                                      Azerbaijan              [ * ]
------------------------------------------------------------------------------------------------------------------
   9      994                                                      Azerbaijan (Cell)       [ * ]
------------------------------------------------------------------------------------------------------------------
   9      995                                                      Georgia                 [ * ]
------------------------------------------------------------------------------------------------------------------
   9      995                                                      Georgia (Cell)          [ * ]
------------------------------------------------------------------------------------------------------------------
   9      996                                                      Kyrgyzstan              [ * ]
------------------------------------------------------------------------------------------------------------------
   9      996                            3                         Kyrgyzstan (Cell)       [ * ]
------------------------------------------------------------------------------------------------------------------
   9      998                                                      Uzbekistan              [ * ]
------------------------------------------------------------------------------------------------------------------

                                                                                                          46

                                                           Agreement No. BQ20054
                                                                   Page 37 of 40

                                                                    Attachment B


                                              SERVICE LEVEL AGREEMENT

------------------------------------- ----------------------------------- -----------------------------------
Metric                                Measure                             Objective
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Service Level                         # of calls answered within 20       >=95%
                                      seconds/total number of calls
                                      offered
------------------------------------- ----------------------------------- -----------------------------------
Satisfaction                          Number of callers indicating        >95%
                                      satisfaction with service, based
                                      on a telephone
------------------------------------- ----------------------------------- -----------------------------------
Complaint                             Number of calls to who's care       <1% of Call Volume
                                      center that involve dissatisfaction
                                      with service.
------------------------------------- ----------------------------------- -----------------------------------
Complaint                             Resolution Cycle Time-from          95%<3 days
                                      initial receipt of complaint
------------------------------------- ----------------------------------- -----------------------------------
Supervisory Complaint                 Number of complaints that are       < .5% of Call Volume
                                      referred to a supervisor for
                                      resolution.
------------------------------------- ----------------------------------- -----------------------------------
Supervisory Complaint                 Resolution Cycle Time - from        95% <3 day
                                      initial receipt of complaint
------------------------------------- ----------------------------------- -----------------------------------
Executive Complaint                   Number of complaints (verbal or     < .2% of Call Volume
                                      written) that are referred to an
                                      executive for resolution
------------------------------------- ----------------------------------- -----------------------------------
Executive Complaint                   Resolution Cycle Time - from        98% <3 day
                                      initial receipt of complaint
------------------------------------- ----------------------------------- -----------------------------------
Service Trouble Resolution            Cycle time from initial receipt     Trouble tickets cleared within
                                      of notice from                      two hours 95% of the time
------------------------------------- ----------------------------------- -----------------------------------
System Outages                        System downtime for scheduled       99.9% service availability and
                                      maintenance                         accessibility
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

                                                           Agreement No. BQ20054
                                                                   Page 38 of 40


                                                                    Attachment C

--------------------------------------------------------------------------------
NON-DISCRIMINATION
COMPLIANCE UNDERTAKING
--------------------------------------------------------------------------------
To the extent that this contract is subject to them, PHONE 1 shall comply with the applicable provisions of the following: Exec. Order No. 11246, Exec. Order No. 11625, Exec. Order No. 12138, Exec. Order No. 11701, Exec. Order No. 11758,
Section 503 of the Rehabilitation Act of 1973 as amended by PL93-516, Vietnam Era Veteran's Readjustment Assistance Act of 1974 and the rules, regulations and relevant Orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above.

Monetary amounts or contractual or purchasing relationships, together with the number of the PHONE 1's employees, determine which Executive Order provisions are applicable. For contracts and orders valued at less than $2,500, none of the clauses shall be considered a part of the contract. However, for contracts or orders of/or which aggregate to $2,500 or more annually, the following table describes the clauses which are included in the contract or order:

1. Inclusion of the "Equal Employment Opportunity" clause in all contracts and orders.

2.  Certification of non-segregated facilities.

3. Certification that an Affirmative Action program has been developed and is being followed.

4. Certification that an annual Employers Information Report (EEO-1 Standard form 100) is being filed.

5. Inclusion of the "Utilization of Minority and Women's Business Enterprises" clause in all contracts and orders.

6. Inclusion of the "Minority and Women's Business Subcontracting Program" clause in all contracts and orders.

7. Inclusion of the "listing of Employment Openings" clause in all contracts and orders.

8. Inclusion of the "Employment of the Handicapped" clause in all contracts and orders.

$2,500 TO $5,000        $5,000 TO $10,000
         8                          8

$10,000 TO $50,000
    1, 2, 5, 6, 7, 8

$50,000 TO $500,000

1, 2, 3*, 4*, 5, 6, 7, 8

$500,000 OR MORE
1, 2, 3*, 4*, 5, 6, 7, 8

*Applies only for business with 50 or more employees

                                                           Agreement No. BQ20054
                                                                   Page 39 of 40

1. EQUAL EMPLOYMENT OPPORTUNITY PROVISIONS
In accordance with Executive Order 11246, dated September 24, 1965 and part 60-1 of Title 41 of the Code of Federal Regulations (Public Contracts and Property Management, Office of Federal Contract Compliance, Obligations of PHONE 1 and Subcontractors), as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

2. CERTIFICATION OF NON-SEGREGATED FACILITIES
The PHONE 1 certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their Services at any location under its control, where segregated facilities are maintained; and that it will obtain a similar certification, prior to the award of any non-exempt subcontract.

3. CERTIFICATION OF AFFIRMATIVE ACTION PROGRAM
The PHONE 1 affirms that it has developed and is maintaining an Affirmative Action Plan as required by Part 60-2 of Title 41 of the Code of Federal Regulations.

4. CERTIFICATION OF FILING OF EMPLOYERS INFORMATION REPORTS
The PHONE 1 agrees to file annually on or before the 31st day of March complete and accurate reports on Standard Form 100 (EE0-1) or such forms as may be promulgated in its place.

5. UTILIZATION OF MINORITY AND WOMEN'S BUSINESS ENTERPRISES
A. It is the policy of the Government that minority and women's business enterprises shall have the maximum practicable opportunity to participate in the performance of the contract.

B. The PHONE 1 agrees to use its best efforts to carry out this policy in the award of its subcontracts to the fullest extent consistent with the efficient performance of this contract. As used in the contract the term "minority or women's business enterprise" means a business, at least 50 percent of which is owned, controlled and operated by minority group members or women, or in the case of publicly owned businesses, at least 51 percent of its stock is owned by minorities or women. For the purposes of this definition, minority group members are American: Blacks, Hispanics, Asians, Pacific Islanders, American Indians and Alaskan Natives. PHONE 1 may rely on written representation by subcontractors regarding their status as minority or women's business enterprises in lieu of an independent investigation.

6. MINORITY AND WOMEN'S BUSINESS ENTERPRISES SUBCONTRACTING
PROGRAM
A. The PHONE 1 agrees to establish and conduct a program which will enable minority and women's business enterprises (as defined in Paragraph 5) to be considered fairly as subcontractors and PHONE 1s under the contract. In this connection, the PHONE 1 shall:

      1. Designate a liaison officer who will administer the PHONE 1's minority and women's business enterprises in all "make or buy" decisions.

      2. Provide adequate and timely consideration of the potentialities of known minority and women's business enterprises in all "make and buy" decisions.

      3. Assure that known minority and women's business enterprises will have an equitable opportunity to compete for contracts, particularly by arranging solicitations, time for preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation of minority and women's business enterprises.

                                                           Agreement No. BQ20054
                                                                   Page 40 of 40

      4. Maintain record showing (i) procedures which have been adopted to comply with the policies set forth in this clause, including the establishment of a source list of minority and women's business enterprises, (ii) awards to minority and women's business enterprises on the source list, and (iii) specific efforts to identify and award contracts to minority and women's business enterprises.

      5. Include the Utilization of Minority and Women's Business Enterprises clause in subcontracts which offer substantial minority and business women's business enterprises subcontracting opportunities.

      6. Cooperate with the Government's Contracting Officer in any studies and surveys of the PHONE 1's minority and business enterprises procedures and practices that the Contract Officer may from time to time conduct.

      7. Submit periodic reports of subcontracting to known minority and women's business enterprises with respect to the records referred to in subparagraph 4 above, in such a form and manner and at such time (not more than quarterly) as the Contracting Officer may prescribe.

      B. The PHONE 1 further agrees to insert, in any subcontract hereunder which may exceed $500,000 (or in the case of M/WBE, $1,000,000 in the case of contracts for construction of any Public facility and which offer substantial subcontracting possibilities) provisions which shall conform substantially to the language of this agreement, including this paragraph
      (B).

7. LIST OF EMPLOYMENT OPENINGS FOR VETERANS
In accordance with Exec. Order 11701, dated January 24, 1973 and Part 60-250 of Title 41 of the Code of Federal Regulations, as may be amended from time to time, the parties incorporated herein by this reference the regulations and contract clauses required by those provisions to be made part of Government contracts and subcontracts.

8. EMPLOYMENT OF THE HANDICAPPED
In accordance with Exec. Order 11758, Dated January 15, 1974, and Part 60-741 of Title 41 of the Code of Federal Regulations as may be amended from time to time, the parties incorporated herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.